As Filed with the SEC on February 28, 2005

Registration No. 2-76580

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 40

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 42

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 802-6469

(Address and telephone number of Insurance Company’s principal executive offices)

JONATHAN D. SHAIN

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Shea & Gardner

1800 Massachusetts Avenue, N.W.

Washington, D.C. 20036

It is proposed that this filing will become effective (Check appropriate space):

☐            immediately upon filing pursuant to paragraphs (b) of Rule 485

☐            on                 pursuant to paragraph (b) of Rule 485

☐            60 days after filing pursuant to paragraph (a)(i) of Rule 485

☒            on May 1, 2005 pursuant to paragraph (a)(i) of Rule 485

☐            75 days after filing pursuant (a)(ii) of Rule 485

☐            on           pursuant to paragraph (a)(ii) of Rule 485

(date)

If appropriate, check the following box:

        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2005

THE MEDLEYSM PROGRAM

This prospectus describes contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24.

The Prudential Variable Contract Account-10 (VCA 10) invests primarily in equity securities of major, established corporations. Its investment goal is long term growth of capital. This means we look for investments whose price we expect will increase over several years.

The Prudential Variable Contract Account-11 (VCA 11) invests in money market instruments. Its investment goal is as high a level of current income as is consistent with the preservation of capital and liquidity. An investment in VCA 11 is neither insured nor guaranteed by the U.S. Government.

The Prudential Variable Contract Account-24 (VCA 24) allows you to invest in one or more of the portfolios of The Prudential Series Fund, Inc. (the Series Fund). A prospectus for the Series Fund is included with this prospectus and describes the investment goals of the seven Series Fund portfolios offered through VCA 24.

Please read this prospectus before investing and keep it for future reference. To learn more about the Contracts, you can get a copy of the MEDLEY Statement of Additional Information (SAI) dated May 1, 2005. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at: 1-800-458-6333 or write us at:

The Prudential Insurance Company of America

Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

FILING THIS PROSPECTUS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACTS ARE A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CONTRACTS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS	3
FEE TABLES	4
SUMMARY	6
PRUDENTIAL	8
THE INVESTMENT OPTIONS	8
INVESTMENT PRACTICES	8
VCA 10	8
VCA 11	11
The Series Fund Portfolios	13
DETERMINATION OF UNIT VALUE	13
MANAGEMENT	14
CONTRACT CHARGES	15
Deferred Sales Charge	15
Waiver of Deferred Sales Charge	15
Annual Account Fee	16
Charge for Administrative Expense and Investment Management Services	16
Modification of Charges	16
THE CONTRACTS	16
The Accumulation Period	17
1. Contributions	17
2. The Unit Value	17
3. Withdrawal of Contributions	17
4. Systematic Withdrawal Plan	18
5. Texas Optional Retirement Program	19
6. Death Benefits	19
7. Discontinuance of Contributions	20
8. Transfer Payments	20
9. Requests, Consents and Notices	20
10. Prudential Mutual Funds	21
11. Loans	21
12. Modified Procedures	22
The Annuity Period	22
1. Electing the Annuity Date and the Form of Annuity	22
2. Available Forms of Annuity	22
3. Purchasing the Annuity	23
Assignment	23
Changes in the Contracts	23
Reports	24
FEDERAL TAX STATUS	24
VOTING RIGHTS	27
SALE AND DISTRIBUTION OF THE CONTRACT	28
LITIGATION	28
DISCLOSURE OF PORTFOLIO HOLDINGS
FREQUENT TRADING
TABLE OF CONTENTS – STATEMENT OF ADDITIONAL INFORMATION	29
APPENDIX	30
FINANCIAL HIGHLIGHTS – VCA 10	32
FINANCIAL HIGHLIGHTS – VCA 11	33
FINANCIAL HIGHLIGHTS – VCA 24	34

Glossary of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contracts, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Period: The period that begins with the Contract date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Accumulation Account: An account used to calculate the value of your assets allocated to an investment option during the accumulation period. You have a separate ACCUMULATION ACCOUNT for each investment option.

Companion Contract: A fixed dollar group annuity contract issued by Prudential under which contributions may be made for Participants in the MEDLEY program.

Contracts: The group variable annuity contracts described in this prospectus.

Contract Date: The date Prudential receives the initial contribution on behalf of a Participant and all necessary paperwork is in good order. Contract anniversaries are measured from the Contract Date.

Contractholder: The employer, association or trust to which Prudential has issued a Contract.

Contributions: Payments made by the Contractholder under the Contract for the benefit of a Participant.

Income Period: The period that begins when you start receiving income payments under a Contract.

Investment Options: VCA 10, VCA 11 and VCA 24.

NASDAQ: A computerized system that provides price quotations for certain securities traded over-the-counter as well as many New York Stock Exchange listed securities.

Non-Qualified Combination Contract: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential or we: The Prudential Insurance Company of America.

Qualified Combination Contract: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.

Separate Account: Purchase payments allocated to an investment option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.

Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gain until you take money out of your Contract.

Unit and Unit Value: You are credited with Units of the MEDLEY investment options you select. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to you.

Fee Tables

VCA 10 and VCA 11 Fee Table

Participant Transaction Expenses
Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*	7%
Exchange Fee	None
Annual Contract Fee (maximum)	$30
Annual Expenses
(as a percentage of average net assets)
Mortality and Expense Risk Fees	None
Investment Management Fees	0.25%
Maximum Administrative Fees**	0.75%
Total Annual Expenses	1.00%

*                 The deferred sales load decreases by 1% each year of Program participation as follows: 7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

**          Prudential may impose a reduced Administrative Fee where warranted by economies of scale and the expense characteristics of the Contractholder’s retirement arrangement.

VCA 10 and VCA 11 Examples

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$80	$82	$85	$122
If you annuitize at the end of the applicable time period:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$10	$32	$55	$122
If you do not surrender your Contract:
You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:	$10	$32	$55	$122

These examples will help you compare the fees and expenses of the VCA 10 and VCA 11 Contracts with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.*

*                 The Annual Contract Fee is reflected in the above example upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate Annual Contract Fees are deducted from each option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

VCA 24 Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.  The first table describes the fees and expenses that you will pay at the time you invest in the Contract, surrender the Contract, or transfer cash value between investment options.

Participant Transaction Expenses
Sales Load Imposed on Purchases	None
Maximum Deferred Sales Load (as a percentage of contributions withdrawn)*	7%
Exchange Fee	None

*                 The deferred sales load decreases by 1% each year of Program participation as follows: 7% for the first year of Program participation, 6% for the second year and so on until after the seventh year the charge is 0%.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contact, not including Series Fund Portfolio fees and expenses.

Annual Contract Fee (maximum)	$30
Separate Account Annual Expenses (as a percentage of average net assets)
Mortality and Expense Risk Fees	None
Administrative Fees	0.75%
Total Separate Account Annual Expenses	0.75%

The next item shows the minimum and maximum total operating expenses charged by the Series Fund Portfolios that you may pay periodically during the time that you invest in the Contract.  More detail concerning each Series Fund Portfolio fees and expenses is set forth in the next section and in the Series Fund prospectus.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees and other expenses)	0.37%	0.87%

Below is more detailed information regarding the Portfolio expenses as of December 31, 2004:

	Conservative Balanced Portfolio	Diversified Bond Portfolio	Equity Portfolio	Flexible Managed Portfolio	Global Portfolio	Government Income Portfolio	Stock Index Portfolio
Investment Management Fee	.55%	.40%	.45%	.60%	.75%	.40%	.35%
Other Expenses	.03%	.04%	.04%	.02%	.12%	.06%	.02%
Total Annual Portfolio Expenses	.58%	.44%	.49%	.62%	.87%	.46%	.37%

VCA 24 Examples

These examples will help you compare the fees and expenses of the VCA 24 Contract with other variable annuity contracts. The examples are calculated based on the expenses listed in the table above.  These costs include transaction expenses, Contract fees, separate account annual expenses, and portfolio company fees and expenses.*

This example assumes you invest $10,000 in the Contract for the time periods indicated.  The example assumes that your investment has a 5% return each year and assume the maximum fees and expenses for any of the available Series Fund Portfolios.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
If you surrender your Contract at the end of the applicable time period:	$938	$1,234	$1,557	$2,689

If you annuitize at the end of the applicable period:	$238	$734	$1,257	$2,689

If you do not surrender your Contract at the end of the applicable period:	$238	$734	$1,257	$2,689

These examples assume you invest $10,000 in the Contract for the time periods indicated.  The example assumes that your investment has a 5% return each year.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you surrender at the end of the applicable time period:
Conservative Balanced	$909	$1,147	$1,410	$2,393
Diversified Bond	895	1,104	1,338	2,247
Equity	900	1,119	1,364	2,299
Flexible Managed	913	1,159	1,431	2,435
Global	938	1,234	1,557	2,689
Government Income	897	1,110	1,349	2,268
Stock Index	888	1,083	1,302	2,173
	$6,342	$7,956	$9,751	$16,504

	1 Year	3 Years	5 Years	10 Years
If you annuitize or do not surrender at the end of the applicable time period:
Conservative Balanced	$209	$647	$1,110	$2,393
Diversified Bond	195	604	1,038	2,247
Equity	200	619	1,064	2,299
Flexible Managed	213	659	1,131	2,435
Global	238	734	1,257	2,689
Government Income	197	610	1,049	2,268
Stock Index	188	583	1,002	2,173
	$1,442	$4,456	$7,651	$16,504

*                 The annual contract fee is reflected in the above examples upon the assumption that it is deducted from each of the available investment options, including the Companion Contract and fixed rate option, in the same proportions as the aggregate annual contract fees are deducted from each investment option. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

The Financial Highlights Tables appear at the end of this Prospectus.

Summary

The Contracts

Five of the six group variable annuity contracts that make up the MEDLEY Program are described in this prospectus. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes. The Contracts, like all deferred annuity contracts, have two phases – an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase – the income period – occurs when you begin receiving regular payments from your Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b) or 457 of the Internal Revenue Code or a non-qualified retirement arrangement. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is a “Participant.”

The MEDLEY Program

The following six group annuity contracts make up the MEDLEY Program:

•                  VCA 10 Contract – which provides for contributions to be invested in VCA 10.

•                  VCA 11 Contract – which provides for contributions to be invested in VCA 11.

•                  VCA 24 Contract – which provides for contributions to be invested in one or more of the Series Fund Portfolios.

•                  Qualified Combination Contract – is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

•                  Non-Qualified Combination Contract – is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.

•                  Companion Contract – is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)

Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder’s selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, usually by notifying Prudential at the address shown on the cover of this prospectus.

Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance. Performance information is provided in the SAI. Remember, past performance is not a guarantee of future results.

Contributions

Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among the investment options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.

Charges

No sales charge is deducted when a contribution is made. However, there may be a sales charge when a contribution is withdrawn from VCA 10, VCA 11 or VCA 24. This is known as a “deferred sales charge” and covers Prudential’s sales expenses. A deferred sales charge is charged only when contributions are withdrawn by a Participant during the first 7 years of his or her participation in the MEDLEY Program.

The maximum deferred sales charge is 7% and applies to contributions withdrawn during the first year of participation. After the first year, the deferred sales charge decreases. No deferred sales charge is imposed on contributions that are withdrawn:

•                  to purchase an annuity under a Contract,

•                  to provide a death benefit,

•                  under the systematic withdrawal plan,

•                  under a minimum distribution plan,

•                  in the case of financial hardship or disability retirement as determined under an employer’s retirement arrangement,

•                  (except for IRAs) due to a Participant’s resignation or retirement or termination of the Participant’s employment by the Contractholder.

If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

An annual account charge may also be made. This charge will not exceed $30 in any calendar year and will be divided up among your investment options.

VCA 10 and VCA 11 are subject to fees for investment management and administration services. VCA 24 is subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.

Withdrawals & Transfers

As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 800-458-6333. All permitted internet transactions may be made through www.prudential.com. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

All written withdrawal requests and death benefit claims relating to a Participant’s interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:

•                  by U.S. mail to Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410,

•                  by other delivery service – for example, Federal Express – to Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789 or

•                  by fax to Prudential Investments, Attn: Client Payments at (570) 340-4328.

In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential in “good order” which means all requested information must be submitted in a manner satisfactory to Prudential.

In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

Transaction requests (including death benefit claims) received directly by Prudential in good order on a given Business Day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Prudential have agreed to) will be effective for that Business Day. For purposes of the preceding sentence, we define “good order” generally as an instruction received by Prudential that is sufficiently complete and clear that Prudential does not need to exercise any discretion to follow such instruction.

Prudential Financial, Inc.

Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential’s financial statements are included in the SAI.

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its main offices are located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

The Investment Options

VCA 10 and VCA 11 were created on March 1, 1982 and VCA 24 was created on April 29, 1987. Each is a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses.

VCA 10 and VCA 11 are registered with the SEC as open-end, diversified management investment companies. VCA 24 is registered with the SEC as a unit investment trust, which is another type of investment company.

The Series Fund

If VCA 24 is available under your Program, you may invest in one or more of the portfolios of the Series Fund. Like VCA 10 and VCA 11, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (like VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.

Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, the Series Fund Board of Directors carefully monitors events in order to identify any material conflicts.

Investment Practices

Before making your allocation decision, you should carefully review the investment objectives and policies of each of your investment options. VCA 10, VCA 11 and the available Series Fund portfolios have different goals and strategies which may affect the level of risk and return of your investment. There is no guarantee that VCA 10, VCA 11 or any of the Series Fund portfolios will meet their objectives.

VCA 10

VCA 10’s investment objective is long-term growth of capital. To achieve this objective, we invest primarily in equity securities of major, established corporations. VCA 10 may also invest in preferred stocks, warrants and bonds that can be converted into a company’s common stock or other equity security.

Equity securities – such as common stocks – are subject to company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stocks are also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves the possibility of being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes and the mood of the investing public. If investor sentiments turn gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the value of all stocks are likely to drop.

Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like Standard & Poor’s Ratings Group or

Moody’s Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particular debt instrument could decrease. Debt investments may involve credit risk – the risk that the borrower will not repay an obligation, and market risk – the risk that interest rates may change and affect the value of the investment.

VCA 10 may also invest in foreign securities in the form of American Depositary Receipts (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. We may purchase ADRs that are traded on a U.S. exchange or in an over-the-counter market. ADRs are generally thought to be less risky than direct investment in foreign securities because they can be transferred easily, have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same – to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 10’s total return will be less than if we had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 10 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day – once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

We may also purchase and sell futures contracts on foreign currencies or groups of foreign currencies.

In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 10 will only invest in covered options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 10 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 10 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 10 – as a covered call option writer – is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that we may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

VCA 10 may invest in securities backed by real estate or shares of real estate investment trusts – called REITS – that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not – such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 10 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collaterized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies.

VCA 10 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 10 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 10 often continues to receive principal and interest payments on the security that it “sold.” Each reverse repurchase agreement reflects a rate of interest for use of the money received by VCA 10 and, for this reason, has some characteristics of borrowing.

Dollar rolls occur when VCA 10 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 10 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.”

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 10 may decline below the price of the securities VCA 10 has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 10’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 10’s obligation to repurchase the securities.

From time to time, VCA 10 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 10 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it), but borrows the stock for the actual sale.

VCA 10 may also use forward foreign currency exchange contracts. VCA 10’s successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 10 may lend its portfolio securities and invest up to 15% of its net assets in illiquid securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 10 could lose value, and you could lose money.

More information about some of the investment techniques described above is provided in the SAI.

VCA 11

VCA 11’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. To achieve this objective, we invest in a diversified portfolio of short-term debt obligations issued by the U.S. government, its agencies and instrumentalities, as well as commercial paper, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies and obligations issued by U.S. and foreign banks, companies or foreign governments.

We make investments that meet specific rules designed for money market mutual funds, including Rule 2a-7 of the Investment Company Act of 1940 (the Investment Company Act). As such, we will not acquire any security with a remaining period to repayment of principal exceeding 397 days, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars. (See the Appendix to this prospectus for more information on these requirements.)

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest. Certificates of deposit, time deposits, bankers’ acceptances and bank notes are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or “matures.” This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at an agreed price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

VCA 11 may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return VCA 11 will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to VCA 11.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loan participations. In loan participations, VCA 11 will have a contractual relationship with the lender but not with the borrower. This means VCA 11 will only have rights to principal and interest received by the lender. It will not be able to enforce compliance by the borrower with the terms of the loan and may not have a right to any collateral securing the loan. If the lender becomes insolvent, VCA 11 may be treated as a general creditor and not benefit from any set-off between the lender and the borrower.

From time to time, VCA 11 may invest in repurchase agreements. In a repurchase agreement one party agrees to sell a security and also to repurchase it at a set price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 11 will only enter into repurchase agreements that are fully collaterized. VCA 11 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 11 may enter into joint repurchase transactions with other Prudential investment companies.

From time to time, VCA 11 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 11 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

Up to 10% of VCA 11’s net assets may be invested in illiquid securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

Since VCA 11 invests only in money market instruments, there is not likely to be an opportunity for capital appreciation. Debt obligations, including money market instruments, also involve credit risk – the risk that the borrower will not repay an obligation, and market risk – the risk that interest rates may change and affect the value of the obligation. There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund investment, an investment in VCA 11 could lose value, and you could lose money.

VCA 11’s investment in U.S. dollar denominated foreign securities involves additional risks. For example, foreign banks and companies generally are not subject to the same types of regulatory requirements that U.S. banks and companies are. Foreign political developments may adversely affect the value of foreign securities. VCA 11’s foreign securities may also be affected by changes in foreign currency rates. These effects would be linked to the ability of the issuer to repay the debt in U.S. dollars.

More information about some of the investment techniques described above, is provided in the SAI.

An investment in VCA 11 is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although VCA 11 seeks to preserve the value of your investment, it is possible to lose money by investing in VCA 11.

The Series Fund Portfolios

We list below the investment objectives of the seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts.

Conservative Balanced Portfolio. A total investment return consistent with a conservatively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and common stocks.

Diversified Bond Portfolio. A high level of income over a longer term while providing reasonable safety of capital. To achieve this objective, we invest primarily in higher-grade debt obligations and high-quality money market investments.

Equity Portfolio. Capital appreciation. To achieve this objective, we invest primarily in common stocks of major established corporations as well as smaller companies, that appear to offer attractive prospects of price appreciation.

Flexible Managed Portfolio. A high total return consistent with an aggressively managed diversified portfolio. To achieve this objective, we invest in a mix of money market instruments, fixed income securities, and equity securities.

Global Portfolio. Long-term growth of capital. To achieve this objective, we invest primarily in common stocks (or their equivalents) of foreign and U.S. companies.

Government Income Portfolio. A high level of income over the long term consistent with the preservation of capital. To achieve this objective, we invest primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies of or instrumentalities established by the U.S. Government.

Stock Index Portfolio. Investment results that generally correspond to the performance of publicly traded common stocks. To achieve this objective, we attempt to duplicate the price and yield performance of the Standard & Poor’s 500 Stock Price Index.

The Conservative Balanced, Flexible Managed and Equity Portfolios may invest in below investment grade fixed income securities. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in high yield/high risk securities which carry medium to lower ratings and in comparable non-rated securities. Investors should understand that such securities are not generally meant for short-term investing.

The investment policies, restrictions and risks associated with each of these seven portfolios are described in the accompanying prospectus for the Series Fund. Certain restrictions are set forth in the Series Fund’s SAI.

Determination of Unit Value

To keep track of investment results, each Participant is credited with Units in the investment options he or she has selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that investment option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply to the Participant. The procedures for computing the net asset value for shares of the Series Fund are described in the accompanying Series Fund prospectus.

The Unit Value for VCA 10 and VCA 11 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange’s regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 10 and VCA 11 do not price their Unit Values on days when the NYSE is closed but the primary markets for VCA 10’s and VCA 11’s foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 10 and VCA 11 will ordinarily price their Unit Value on days the NYSE is open but foreign securities markets are closed.

Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All short-term debt securities held by VCA 11 are valued at amortized cost. Short-term debt securities having remaining maturities of 60 days or less held by VCA 10 are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Other debt securities – those that are not valued on an amortized cost basis – are valued using an independent pricing service.

Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded, which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Securities for which no market quotations are available will be valued at fair value under the direction of the VCA 10 or VCA 11 Committee. VCA 10 and VCA 11 also may use fair value pricing if they determine that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Unit Value of VCA 10 or VCA 11 is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that VCA 10 or VCA 11 uses to determine their Unit Values may differ from the security’s quoted or published price. Except when PI fair values securities, it normally values each foreign security held by VCA 10 or VCA 11 as of the close of the security’s primary market.

Management

VCA 10 and VCA 11 each has a Committee – similar to a board of directors – that provides general supervision. The members of the VCA 10 and VCA 11 Committees are elected for indefinite terms by the Participants of VCA 10 and VCA 11, respectively. A majority of the members of each Committee are not “interested persons” of Prudential Financial or its affiliates, as defined by the Investment Company Act. Information about the Series Fund’s Board of Directors is provided in the accompanying prospectus for the Series Fund and in the Series Fund SAI.

PI also serves as investment manager to VCA 10 and VCA 11. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

Under management agreements with VCA 10 and 11, PI manages VCA 10 and 11’s investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10, and 0.25% of the average daily net assets of VCA 11. Under the management agreement with VCA 10 and 11, PI is responsible for selecting and monitoring one or more subadvisors to handle the day-to-day investment management of VCA 10 and 11. PI, not VCA 10 and 11, pays the fees of the subadvisors. Pursuant to an order issued by the SEC, VCA 10 and 11 may add or change a subadvisor, or change the agreement with a subadvisor, if PI and VCA 10 and 11’s Committee concludes that doing so is in the best interests of VCA 10 and 11 Contractowners and Participants. VCA 10 and 11 can make these changes without Contractowner/Participant approval, but will notify Contractowners/Participants investing in VCA 10 and 11 of any such change.

VCA 10’s current subadvisor is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary located at 466 Lexington Avenue, New York, New York 10017. PI pays Jennison a subadvisory fee equal to 0.200% annually of the net assets under Jennison’s management.

VCA 11’s current subadvisor is Prudential Investment Management, Inc. (PIM), a Prudential Financial subsidiary, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. Under its agreement with PIM, PI pays PIM a subadvisory fee equal to 0.06% annually of the net assets under PIM’s management.

Jennison and PIM may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 and 11 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

The Portfolio manager for VCA 10 is David A. Kiefer. Mr. Kiefer, CFA, is an Executive Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986.  From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry.  He then left to attend business school, rejoining Prudential in equity asset management in 1992.  Mr. Kiefer became a portfolio manager in 1994 at Prudential.  Mr. Kiefer has served as portfolio manager of VCA 10 since January 2005.  Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School. He holds a Chartered Financial Analyst (C.F.A.) designation.  The Statement of Additional Information provides additional information about Mr. Kiefer’s compensation, other accounts that he manages, and his ownership of VCA 10 securities.

Contract Charges

Deferred Sales Charge

No sales charge is imposed when a contribution is made on your behalf to VCA 10, VCA 11 or VCA 24. This means 100% of the contribution is invested. However, a deferred sales charge may be imposed if contributions are withdrawn within seven years after you began your participation in the MEDLEY Program. The amount of the deferred sales charge depends on the number of years you have been participating in the MEDLEY Program, the year in which the withdrawal is made and the kind of retirement arrangement that covers the Participant. Such participation in the MEDLEY Program ends on the date when the Participant account under the Contract is cancelled. In the event of such cancellation Prudential reserves the right to consider the Participant to be participating in the Contract for a limited time (currently about one year) for the purposes of calculating any withdrawal charge on the withdrawal of any future contributions.

The maximum deferred sales charges that may be imposed are shown below. Certain Contracts may impose lower deferred sales charges.

Years of Participation in the Program*	Deferred Sales Charge, as a% of Contributions Withdrawn
Up to 1 year	7%
1 year up to 2 years	6%
2 years up to 3 years	5%
3 years up to 4 years	4%
4 years up to 5 years	3%
5 years up to 6 years	2%
6 years up to 7 years	1%
7 years and after	0%

*                 If you make a withdrawal on the anniversary date of your participation in the MEDLEY Program, any applicable deferred sales charge will be based on the longer period of Program participation.

The deferred sales charge is used to compensate PIMS for its expenses in selling the Contracts. If PIMS’ expenses exceed the amount of deferred sales charges received, Prudential will make up the difference from its general account, which may include proceeds derived from the administrative or other fees under the Contracts.

The applicable deferred sales charge is deducted from the amount withdrawn. For purposes of calculating charges, your participation in the MEDLEY Program begins on the date we accept the first contribution made on your behalf under one of the Contracts, a Companion Contract, the fixed rate option, mutual fund or other investment vehicles made available by Prudential. Before a contribution will be accepted, however, it must be received in “good order.” This means that all requested information must be submitted in a manner satisfactory to Prudential.

Waiver of Deferred Sales Charge

A deferred sales charge will not be imposed on any contributions you withdraw:

•                  to purchase an annuity under a Contract,

•                  to provide a death benefit,

•                  under the systematic withdrawal plan,

•                  under a minimum distribution plan,

•                  in the case of financial hardship or disability retirement as determined under an employer’s retirement arrangement,

•                  (except for IRAs) due to a Participant’s resignation or retirement or termination of the Participant’s employment by the Contractholder, or

•                  after 7 years of participation in the MEDLEY Program.

If you decide to transfer contributions among the investment options available under your Contract, you will not be subject to a deferred sales charge. However, these transfers are treated as contributions into the new investment option for purposes of determining any deferred sales charges on future withdrawals.

Under certain circumstances, you may borrow contributions made on your behalf. A loan will reduce the number of your Units but will not be subject to a deferred sales charge. As you pay back the loan, any principal repayment will be treated as a new contribution for purposes of calculating any deferred sales charge on future withdrawals. If a Participant defaults on a loan, the outstanding balance of the loan will be treated as a withdrawal and the deferred sales charge will apply.

Withdrawals, transfers and loans from VCA 10, VCA 11 and VCA 24 are considered to be withdrawals of contributions until all of the Participant’s contributions have been withdrawn, transferred or borrowed. No deferred sales charge is imposed on withdrawals of any amount in excess of contributions.

Annual Account Fee

Every year, you may be charged an account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made.

If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made – in which case, the full account fee will be charged.

The total annual account charge with respect to all of a Participant’s accounts will not be greater than $30. The charge will first be made against a Participant’s account under a fixed-dollar Companion Contract or fixed rate option of a Combination Contract. If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the charge, the charge will be made against the Participant’s account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the charge, the charge will then be made against the Participant’s VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the Participant’s accounts in VCA 24.

Charge for Administrative Expense and

Investment Management Services

Like many other variable annuity contracts, VCA 10 and VCA 11 are subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 and VCA 11 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.

VCA 10 and VCA 11 are each charged an annual investment management fee of 0.25% of their net assets. In addition, each is also charged a maximum annual administration fee of 0.75% of its net assets. Prudential may impose a reduced administrative fee where warranted by economies of scale and the expense characteristics of the contractholder’s retirement arrangement.

VCA 24 is subject to an annual administrative fee of 0.75% of its net assets. Although VCA 24 itself does not pay an investment management fee, the Series Fund portfolios do as follows:

Portfolio	Investment Management Fee (as a% of net assets)
Conservative Balanced	0.55%
Diversified Bond	0.40%
Equity	0.45%
Flexible Managed	0.60%
Global	0.75%
Government Income	0.40%
Stock Index	0.35%

Other expenses incurred by the Series Fund portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund’s custodian and transfer agent. More information about these expenses is included in the accompanying Series Fund prospectus.

Modification of Charges

Under certain of the Contracts, Prudential may impose lower deferred sales charges and account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. We may also lower the deferred sales charge to comply with state laws.

The Contracts

The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually – although not always – have the rights under the Contract described in this prospectus. You should check the provisions of your employer’s plan or any agreements with your employer to see if there are any limitations on your Contract rights.

For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.

The Accumulation Period

1.   Contributions

In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.

You decide how contributions made on your behalf will be allocated among the investment options available under your Contract. You can change this allocation by simply notifying us at the address shown on the cover of this prospectus – or if some other organization provides the recordkeeping services under your Contract, by contacting them.

When a contribution is made, 100% of it is invested in the investment option you have chosen. You are credited with Units which are determined by dividing the amount of the contribution by the Unit Value for that investment option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your investment option. Units will be redeemed as necessary to pay your annual account charge.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive all the necessary enrollment information. If the Contractholder submits an initial contribution for you and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

•                  If the Contractholder has purchased only MEDLEY Contracts or a MEDLEY Contract together with either a group variable annuity contract issued through The Prudential Variable Contract Account-2 or unaffiliated mutual funds, then the initial contribution will be invested in VCA 11.

•                  If the Contractholder has purchased MEDLEY contracts as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the money market shares. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

2.   The Unit Value

Unit Values are determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and administrative fees. The gross change factor for VCA 10 and VCA 11 is determined by dividing the current day’s net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets. The gross change factor for VCA 24 is calculated by dividing the current day’s net asset value per share of the applicable portfolio of the Series Fund by the previous day’s net asset value per share.

3.   Withdrawal of Contributions

Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Internal Revenue Code, contributions made from a Participant’s own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1/2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

Retirement arrangements that are not covered by Sections 401(a) or 403(b) of the Internal Revenue Code are subject to different limitations. For example, Section 457 Plans usually allow withdrawals only when the Participant reaches 70 1/2 years of age, no longer works for his or her employer or for unforeseeable emergencies.

Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your contract.

Spousal Consent Rules for Retirement Plans – Qualified Contracts.

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

Depending on the design of your plan, less stringent spousal consent rules may apply.

IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.

Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances – for example, when the New York Stock Exchange is closed or trading is restricted.

Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.

4.   Systematic Withdrawal Plan

If you are at least 59 1/2 years old and have Units equal to least $5,000, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your investment option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form which we will provide to you on request.

Applicability of Deferred Sales Charge. No deferred sales charge is imposed on withdrawals made under the Systematic Withdrawal Plan. However, we reserve the right to impose a charge if you participate in the Systematic Withdrawal Plan for less than three years. A Participant in the Systematic Withdrawal Plan who is over 59 1/2 may make one additional withdrawal during each calendar year in an amount that does not exceed 10% of the aggregate value of his or her Units. This withdrawal will not be subject to any deferred sales charge. (Different procedures may apply if Prudential is not the recordkeeper for your Contract.)

Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:

First, VCA 11 Units,

•                  Next, VCA 10 Units,

•                  Next, Units in the Equity Portfolio of the Series Fund,

•                  Next, Units in the Diversified Bond Portfolio of the Series Fund,

•                  Next, Units in the Conservative Balanced Portfolio of the Series Fund,

•                  Next, Units in the Flexible Managed Portfolio of the Series Fund,

•                  Next, Units in the Stock Index Portfolio of the Series Fund,

•                  Next, Units in the Government Income Portfolio of the Series Fund, and

•                  Next, Units in the Global Portfolio of the Series Fund.

5.  Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

6.  Death Benefits

In the event a Participant dies before the income period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units on the day we receive the claim in good order, less the annual account fee.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as an annuity, or a combination of the three, subject to the minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If you do not make an election, your beneficiary may choose from these same four options within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a one-sum cash payment equal to the aggregate value of the Participant’s Units less the annual account fee.

Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the investment options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may consent to waive the benefit. The consent must be in a writing, acknowledge the effect of waiving the coverage, contain the signatures of both the Participant and the spouse and be notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period – Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

7.   Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose – just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (24 months in certain states, 36 in others) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units – less the annual account charge – as of the date of cancellation.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days’ notice to the Contractholder. (Some Contracts require 90 days’ advance notice.)

8.   Transfer Payments

Under most of the Contracts, you can transfer all or some of your Units from one investment option to another. In order to make a transfer, you need to provide us with a completed written transfer request form or a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the investment option you have selected. The value of the Units redeemed and of the Units in the new investment option will be determined by dividing the amount transferred by the Unit Value for that day for the respective investment option.

Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the investment options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b) of the Internal Revenue Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of the date of the Contractholder’s request. A Participant may then choose to keep his or her Units in the MEDLEY investment options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY investment options.

If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Internal Revenue Code, Prudential has the right to transfer Participants’ Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.

9.   Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and you will be asked to provide your personal identification number or other identifying information. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.

During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.

Some states may not allow these privileges.

10.  Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing MEDLEY Contractholders. These funds are managed by Prudential Investments LLC. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their MEDLEY Units for shares of the Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do have the same features – such as a minimum death benefit – as the MEDLEY Contracts.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change. After an offering, a Participant may only make transfers to the Prudential mutual funds to the extent his or her Units are not subject to a deferred sales charge.

Annual Account Fee. If a Participant exchanges all of his or her MEDLEY Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant’s mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Internal Revenue Code elects to exchange amounts in the Participant’s current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, exchanges from a MEDLEY account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a MEDLEY account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.

Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit exchanges from a MEDLEY Contract to a Prudential mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.

11.  Loans

Many of the Contracts permit Participants to borrow against their Units. Like any other loan, the Participant is required to make periodic payments of interest plus a portion of the principal. These payments are then invested in the investment options chosen by the Participant or specified in the Contracts.

The ability to borrow, as well as the interest rate and other terms and conditions of these loans, may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.

Loan Amount. In general (though not under all Contracts), the minimum loan amount is set out in the Contract documents, or if not specified, will be determined by Prudential. The most a Participant may borrow is the lesser of:

•                  $50,000 reduced by the highest outstanding balance of loans during the one-year period preceding the date of the loan, or

•                  50% of the value of the Participant’s Units.

This maximum is set by federal tax law and applies to all of your loans from any qualified retirement plan of your employer. Since we cannot monitor your loan activity relating to other plans, it is your responsibility to do so.

Failing to comply with these requirements or defaulting under a loan could have negative tax consequences.

Fees. A loan application fee of up to $100 will be charged at the time the loan is made. This fee will be automatically deducted from your account. Prudential may charge a loan maintenance fee of up to $25 a year for its recordkeeping and other administrative services provided in connection with the loan. The loan maintenance fee, which is deducted quarterly, will be pro rated in the year in which the loan is repaid.

12.  Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper.

THE ANNUITY PERIOD

1.  Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse’s consent must be signed, and notarized or witnessed by an authorized plan representative.

Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential’s general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential’s general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act of 1933 (the Securities Act) nor is the general account registered as an investment company under the Investment Company Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus which relate to the fixed-dollar annuity that may be purchased under the Contracts. Disclosures regarding this annuity and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to accuracy and completeness of statements made in prospectuses.

2.  Available Forms of Annuity

Option 1 – Life annuity with payments certain.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made – 60, 120, 180 or 240 months – so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.

Option 2 – Annuity certain.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.

Option 3 – Joint and survivor annuity with payments certain.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime.

When you purchase this type of annuity you will be asked to:

•                  specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain) and

•                  set the percentage of the monthly payment – for example, 33% or 66% or even 100% – you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.

If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.

Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity are available under the Contracts.

3.   Purchasing the Annuity

Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in good order and you will receive your first annuity payment within one month after that.

If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder – less any applicable taxes on annuity considerations – will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.)

The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.

Assignment

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

Changes in the Contracts

We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.

Some Contracts also provide that after they have been in effect for five years, Prudential may change:

•                  the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,

•                  the terms and conditions under which a deferred sales charge is imposed,

•                  the minimum contribution amount, and

•                  the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).

These changes would apply to all of your contributions, regardless of when they were made.

Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential – however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.

We reserve the right to operate VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC’s permission and notify the Contractholders.

Reports

At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these investment options.

If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.

Federal Tax Status

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Tax-qualified Retirement Arrangements Using the Contracts

The Contracts may be used with qualified pension and profit sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.

The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Internal Revenue Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” below, which may be applicable in certain circumstances.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings

Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.

Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 10-year income averaging rule, which may be available to individuals born prior to January 1, 1936.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. The restrictions are discussed in the “Taxes on Withdrawals and Surrender” section below. Participants contemplating a withdrawal should consult a qualified tax adviser.

Minimum Distribution Rules

In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1/2 or (2) you retire. The following exceptions apply:

•                  For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.

•                  For IRAs or if you are a 5% owner of the Contractholder as defined under the Internal Revenue Code, distributions must begin by April 1 of the calendar year following the year you attain age 70 1/2.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations.

Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.

Special rules apply where your spouse is your designated beneficiary.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

Non-qualified Arrangements Using the Contracts

Taxes Payable by Participants

Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your investment options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

Taxes on Withdrawals and Surrender

Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.

If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.

If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.

Taxes on Annuity Payments

A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.

After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

Penalty Taxes on Withdrawals and Annuity Payments

1.                              Any taxable amount received under the Contract may be subject to a 10 percent penalty tax. Amounts are not subject to this penalty tax if:

•                  the amount is paid on or after you attain age 59 1/2 or die;

•                  the amount received is attributable to your becoming disabled, as defined under federal tax law;

•                  the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; or

•                  the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

2.                              If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59 1/2 (or before the end of the five year period beginning with the first payment and ending after age 59 1/2), the tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

Taxes Payable by Beneficiaries

Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon death of a Participant as discussed further below.

Required Distributions Upon Death of Participant

Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.

•                  If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

•                  If the Participant dies before the annuity date, the entire interest in the Contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin within 1 year of the death of the Participant, the value of the Contract may be distributed over the beneficiary’s life or a period not exceeding the beneficiary’s life expectancy. The designated beneficiary is the person to whom ownership of the Con tract passes by reason of death, and must be a natural person.

•                  If any portion of the Contract is payable to (or for the benefit of) a Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as the owner.

Entity Owners

Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.

Withholding

Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.

In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; or (4) hardship distributions.

Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.

Death Benefits

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

Taxes on Prudential

VCA 10, VCA 11, and VCA 24 are not considered separate taxpayers for purposes of the Internal Revenue Code. The earnings of these accounts are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contracts periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

Voting Rights

VCA 10 and VCA 11 may call meetings of their Participants, just like other mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote.  Under some plans, the Contractholder has the right to vote. With respect to VCA 24, Prudential votes shares of the Series Fund on behalf of the VCA 24 Participants/Contractholders, as those Participants/Contractholders direct.

Meetings are not necessarily held every year. VCA 10 and VCA 11 meetings may be called for such purposes as to elect Committee Members, vote on amendments to investment management for such purposes as agreements, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10 and VCA 11, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.

Prudential votes on behalf of the VCA 24 Participants/Contractholders on matters relating to the Series Fund. Participants/Contractholders can direct how Prudential will vote for them.

As a VCA 10 or VCA 11 Participant/Contractholder, you are entitled to the number of votes that corresponds to the total dollar amount of your units. To the extent Prudential has invested its own money in VCA 10 or VCA 11, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential’s votes will be cast in the same proportion that the other Participants/Contractholders vote – for example, if 25% of those who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.

Sale and Distribution of the Contract

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is an indirect, wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

Litigation

Litigation and Regulatory Proceedings

[TO COME]

Disclosure of Portfolio Holdings

                A description of the policies and procedures of the VCA Accounts with respect to the disclosure of their portfolio securities is described in the Statement of Additional Information.  The VCA Accounts will provide a full list of their portfolio holdings as of the end of the fiscal quarter within 60 days after the end of their fiscal quarter on the website of the Securities and Exchange Commission at www.sec.gov.

Frequent Trading

VCA 10 and the Series Fund are part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors.  When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts.  This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt.  When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest.  In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.  Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.  Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of PI fund shares held by other investors.  PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging is short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates it own share price.  PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds have adopted policies and procedures designed to discourage or prevent frequent trading by investors.  The PI funds have implemented a trading policy that limits the number of times an investor may purchase and redeem his or her investment within a specified period of time (a “round-trip transaction”).  This trading policy is implemented by Prudential for Contracts under which Prudential provides the participant recordkeeping.  Prudential currently monitors for round-trip transactions within a 30-day period, which it considers to be frequent trading.  If Prudential detects transactions that it believes could be frequent or disruptive trading, it will send notices to the Contractholder and the Participant.  That notice advises that if such trading practices continue, Prudential reserves the right to limit the frequency of transfers, suspend the Participant’s privilege to use the Telephone Transfer System or take other appropriate action to restrict frequent or disruptive trading.  Prudential may modify its monitoring system and/or its definition of frequent trading at any time without notice.  These frequent trading limitations do not apply to money market funds, including VCA 11.

The ability of the PI funds to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping.  In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants.  Therefore, Prudential cannot monitor investments by individual investors.  Similarly, the Series sells its shares to insurance company separate accounts, and therefore the Series Fund cannot itself monitor investments by individual investors.

VCA 10, VCA 11, the Series Fund and the other PI funds reserve the right to cancel all or a portion of a purchase order.  If a purchase order is rejected, the purchase amount will be returned to the Contractholder.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Prudential and the funds to prevent such trading, there is no guarantee that Prudential or the funds will be able to identify these investors or curtail their trading practices.  VCA 10, the Series Fund or Prudential does not have any arrangements intended to permit trading in contravention of the policies described above.

Additional Information

Registration statements under the Securities Act have been filed with the SEC with respect to the Contracts. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential’s office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-800-458-6333. The Statement includes:

Table of Contents – Statement of Additional Information

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 10, VCA 11 AND VCA 24	3
Additional Information About the Portfolio Manager
Fundamental investment restrictions adopted by VCA 10	7
Non-fundamental investment restrictions adopted by VCA 10	8

Fundamental investment restrictions adopted by VCA 11	8
Non-fundamental investment restrictions adopted by VCA 11	9
Investment restrictions imposed by state law	9
Additional information about financial futures contracts	10
Additional information about options	10
Forward foreign currency exchange contracts	14
Interest rate swap transactions	14
Loans of portfolio securities	15
Portfolio turnover rate	15
Portfolio brokerage and related practices	15
Custody of securities	16
THE VCA 10 AND VCA 11 COMMITTEES AND OFFICERS	19
PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES
DISCLOSURE OF PORTFOLIO HOLDINGS
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-DIRECTORS	24
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-PRINCIPAL OFFICERS	26
SALE OF THE CONTRACTS	27
FINANCIAL STATEMENTS	27
FINANCIAL STATEMENTS OF VCA 24	A-1
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES	B-1

Appendix

Some of the terms used in this Prospectus to describe the investment objective and policies of VCA 11 are further explained below.

The term “money market” refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include U.S. Government obligations, commercial paper, certificates of deposit and bankers’ acceptances, which are generally referred to as money market instruments.

“U.S. Government obligations” are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. Government which is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, and the Federal Home Loan Bank. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing instrumentality itself.

“Bank obligations” include (1) “Certificates of deposit” which are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year); (2) “Bankers’ acceptances” which are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity; and (3) “Time deposits” which are non-negotiable deposits in a bank for a fixed period of time.

“Commercial paper” consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued to finance current operations. Commercial paper ratings are as follows:

A Prime rating is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. (Moody’s). Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody’s in assigning ratings are the following: (1) evaluation of the management of the issuer: (2) economic evaluation of the issuer’s industry or industries and appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relating to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Commercial paper rated A by Standard & Poor’s Ratings Group (S&P) has the following characteristics as determined by S&P; liquidity ratios are better than the industry average; long-term senior debt rating is A or better (in some cases, BBB credits may be acceptable); the issuer has access to at least two additional channels of borrowing and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer’s industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

“Other corporate obligations” are bonds and notes, loan participations and other debt obligations created by corporations, banks and other business organizations, including business trusts. Corporate bond ratings are as follows:

Bonds rated Aa by Moody’s are judged by Moody’s to be of high quality by all standards. Together with bonds rated Aaa (Moody’s highest rating), they comprise what are generally known as high-grade bonds. They are rated lower than the best bond because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds rated AA by S&P are judged by S&P to be high-grade obligations and, in the majority of instances, to differ only in small degree from issues rated AAA. Bonds rated AAA are considered by S&P to be highest grade obligations and possess the ultimate degree of protection as to principal and interest. As with AAA bonds, prices of AA bonds move with the long-term money market.

A “first tier” security is either (1) an “eligible security” that is rated, or has been issued by an issuer that is rated with respect to comparable securities, in the highest rating category for such securities or issuers by two nationally recognized statistical rating organizations (NRSROs)* (or by only one NRSRO if it is the only NRSRO that has rated such security or issuer), or (2) is an unrated short-term security of comparable quality as determined by the investment manager under the supervision of the VCA 11 Committee.

A “second tier” security is any “eligible security” other than a “first-tier” security.

*                 There are other NRSROs, in addition to S&P and Moody’s, that use similar methodologies to rate debt securities.

Financial Highlights for VCA 10

Income and Capital Changes Per Accumulation Unit*

(For an Accumulation Unit outstanding throughout the year)

The following financial highlights for the one-year period ended December 31, 2004 have been audited by KPMG LLP, independent accountants, whose unqualified report thereon appears in VCA 10’s Annual Report dated December 31, 2004. The condensed financial information for each of the years prior has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 10’s Annual Report which is available at no charge, as described on the back cover of this prospectus.

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Investment Income		$.0827	$.0760	$.0963	$.1108	$.1232	$.0956	$.0757	$.0657	$.0609
Expenses
For investment management fee		(.0142)	(.0143)	(.0172)	(.0173)	(.0172)	(.0177)	(.0154)	(.0118)	(.0094)
Administrative expenses		(.0424)	(.0429)	(.0511)	(.0515)	(.0513)	(.0530)	(.0461)	(.0354)	(.0282)
Net investment income		.0261	.0188	.0280	.0420	.0547	.0249	.0142	.0185	.0233
Capital Changes
Net realized gain (loss) on investments		(.0999)	(.6619)	(.5812)	.4789	.2537	.8002	1.2761	.5085	.3850
Net change in unrealized appreciation (depreciation) on investments		1.8517	(.8691)	(.2203)	.0322	(.2814)	(1.0426)	.3841	.5682	.4744
Net Increase (Decrease) in Accumulation Unit Value		1.7779	(1.5122)	(.7735)	.5531	.0270	(.2175)	1.6744	1.0952	.8827
Accumulation Unit Value
Beginning of year		5.0896	6.6018	7.3753	6.8222	6.7952	7.0127	5.3383	4.2431	3.3604
End of year		$6.8675	$5.0896	$6.6018	$7.3753	$6.8222	$6.7952	$7.0127	$5.3383	$4.2431
Total Return**		34.93%	(22.91% )	(10.49% )	8.10%	.40%	(3.10% )	31.37%	25.81%	26.27%
Ratio of Expenses To Average Net Assets***		1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets**		.45%	.33%	.40%	.60%	.79%	.36%	.24%	.39%	.61%
Portfolio Turnover Rate		63%	70%	79%	77%	82%	49%	47%	52%	45%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)		39,109	41,632	44,444	50,430	63,330	80,431	83,261	91,532	81,817

*                      Calculated by accumulating the actual per unit amounts daily.

**               Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

***        These calculations exclude Prudential’s equity in VCA 10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

Financial Highlights for VCA 11

Income and Capital Changes Per Accumulation Unit*

(For an Accumulation Unit outstanding throughout the year)

The following financial highlights for the one-year period ended December 31, 2004 have been audited by KPMG LLP, independent accountants, whose unqualified report thereon appears in VCA 11’s Annual Report dated December 31, 2004. The condensed financial information for each of the years prior has been audited by other independent auditors, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 11’s Annual Report which is available at no charge, as described on the back cover of this prospectus.

	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995
Investment Income		$.0374	$.0566	$.1255	$.1772	$.1378	$.1411	$.1353	$.1281	$.1313
Expenses
For investment management fee		(.0073)	(.0072)	(.0072)	(.0068)	(.0065)	(.0062)	(.0059)	(.0056)	(.0054)
For administrative expenses not covered by the annual account charge		(.0220)	(.0218)	(.0214)	(.0204)	(.0194)	(.0186)	(.0178)	(.0170)	(.0160)
Net Increase in Accumulation Unit Value		.0081	.0276	.0969	.1500	.1119	.1163	.1116	.1055	.1099
Accumulation Unit Value
Beginning of year		2.9353	2.9077	2.8108	2.6608	2.5489	2.4326	2.3210	2.2155	2.1056
End of year		$2.9434	$2.9353	$2.9077	$2.8108	$2.6608	$2.5489	$2.4326	$2.3210	$2.2155
Total Return**		0.28%	0.95%	3.45%	5.63%	4.39%	4.78%	4.81%	4.76%	5.22%
Ratio of Expenses to Average Net Assets***		1.00%	1.00%	1.00%	1.00%	.99%	.99%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets**		0.28%	0.94%	3.38%	5.53%	4.29%	4.78%	4.73%	4.57%	5.08%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)		26,594	30,128	27,387	28,305	34,100	34,882	35,757	38,315	34,136

*                      Calculated by accumulating the actual per unit amounts daily

**               Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

***        These calculations exclude Prudential’s equity in VCA 11.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

Financial Information

Participant Accumulation Unit Values for VCA 24

	Equity Portfolio
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95
Beginning of period (rounded)		$3.28	$4.2619	$4.8374	$4.7195	$4.2286	$3.8962	$3.1487	$2.6769	$2.0541
End of period (rounded)		$4.29	$3.2844	$4.2619	$4.8374	$4.7195	$4.2286	$3.8962	$3.1487	$2.6769
Accumulation Units Outstanding at end of period (000 omitted)		57,887	61,697	66,361	74,814	93,084	111,855	141,162	132,455	118,394

	Diversified Bond Portfolio
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95
Beginning of period (rounded)		$2.89	$2.7174	$2.5575	$2.3475	$2.3829	$2.2404	$2.0789	$2.0065	$1.6746
End of period (rounded)		$3.08	$2.8913	$2.7174	$2.5575	$2.3475	$2.3829	$2.2404	$2.0789	$2.0065
Accumulation Units Outstanding at end of period (000 omitted)		18,392	18,903	18,533	18,285	20,408	23,260	19,114	20,280	16,898

	Flexible Managed Portfolio
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95
Beginning of period (rounded)		$2.70	$3.1194	$3.3343	$3.4074	$3.1844	$2.9103	$2.4854	$2.2038	$1.7886
End of period (rounded)		$3.32	$2.7022	$3.1194	$3.3343	$3.4074	$3.1844	$2.9103	$2.4854	$2.2038
Accumulation Units Outstanding at end of period (000 omitted)		31,837	33,105	34,907	39,919	47,774	53,275	64,184	59,681	51,419

	Conservative Balance Portfolio
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95
Beginning of period (rounded)		$2.56	$2.8373	$2.9177	$2.9538	$2.7909	$2.5165	$2.2364	$1.9993	$1.7175
End of period (rounded)		$3.02	$2.5626	$2.8373	$2.9177	$2.9538	$2.7909	$2.5165	$2.2364	$1.9993
Accumulation Units Outstanding at end of period (000 omitted)		31,363	33,125	34,954	39,984	47,902	51,101	51,297	50,029	46,873

	Stock Index Portfolio
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95
Beginning of period (rounded)		$4.08	$5.2818	$6.0491	$6.6972	$5.5972	$4.3910	$3.3302	$2.7378	$2.0123
End of period (rounded)		$5.19	$4.0795	$5.2818	$6.0491	$6.6972	$5.5972	$4.3910	$3.3302	$2.7378
Accumulation Units Outstanding at end of period (000 omitted)		56,656	58,988	62,175	70,145	80,502	78,885	85,941	80,572	51,701

	Global Portfolio
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95
Beginning of period (rounded)		$1.70	$2.2884	$2.7979	$3.4236	$2.3269	$1.8815	$1.7836	$1.4975	$1.3020
End of period (rounded)		$2.26	$1.7008	$2.2884	$2.7979	$3.4236	$2.3269	$1.8815	$1.7836	$1.4975
Accumulation Units Outstanding at end of period (000 omitted)		24,894	26,365	27,755	33,852	35,992	37,297	37,576	33,505	24,439

	Government Income Portfolio
	01/01/04 to 12/31/04	01/01/03 to 12/31/03	01/01/02 to 12/31/02	01/01/01 to 12/31/01	01/01/00 to 12/31/00	01/01/99 to 12/31/99	01/01/98 to 12/31/98	01/01/97 to 12/31/97	01/01/96 to 12/31/96	01/01/95 to 12/31/95
Beginning of period (rounded)		$2.27	$2.0416	$1.9031	$1.7011	$1.7614	$1.6267	$1.6267	$1.4943	$1.4730
End of period (rounded)		$2.31	$2.2708	$2.0416	$1.9031	$1.7011	$1.7614	$1.7614	$1.6267	$1.4943
Accumulation Units Outstanding at end of period (000 omitted)		18,552	20,931	16,319	14,712	17,652	20,924	20,924	17,033	17,697

For More Information

Additional information about the Contracts can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected the Contracts’ performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about the Contracts:

Call toll-free 1-800-458-6333

or

Write to

The Prudential Variable Contract Account 10, 11 or 24

c/o Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

You can also obtain copies of Contract documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-0102

(The SEC charges a fee to copy documents.)

In Person:

Public Reference Room

in Washington, DC

(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:

http://www.sec.gov

SEC File No.

The Prudential Variable Contract Account 10    811-03421

The Prudential Variable Contract Account 11    811-03422

The Prudential Variable Contract Account 24    811-05053

The Prudential Insurance Company of America Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507-1789	PRESORTED STANDARD U.S. POSTAGE PAID PRUDENTIAL

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

THE MEDLEY(SM) PROGRAM

GROUP VARIABLE CONTRACTS

issued through

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT –10	THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT –11

THE PRUDENTIAL

VARIABLE CONTRACT ACCOUNT-24

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408 or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in The Prudential Variable Contract Account-10, a separate account primarily invested in common stocks, in The Prudential Variable Contract Account-11, a separate account invested in money market instruments, or in one or more of the seven Subaccounts of The Prudential Variable Contract Account-24. Each Subaccount is invested in a corresponding Portfolio of The Prudential Series Fund, Inc.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2005 which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Retirement Services, 30 Scranton Office Park, Scranton, PA 18507-1789, or by telephoning 1-800-458-6333.

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TABLE OF CONTENTS

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 10, VCA 11 AND VCA 24	3
Additional Information About the Portfolio Manager
Fundamental investment restrictions adopted by VCA 10	7
Non-fundamental investment restrictions adopted by VCA 10	8
Fundamental investment restrictions adopted by VCA 11	8
Non-fundamental investment restrictions adopted by VCA 11	9
Investment restrictions imposed by state law	9
Additional information about financial futures contracts	10
Additional information about options	10
Forward foreign currency exchange contracts	14
Interest rate swap transactions	14
Loans of portfolio securities	15
Portfolio turnover rate	15
Portfolio brokerage and related practices	15
Custody of securities	16
THE VCA 10 AND VCA 11 COMMITTEES AND OFFICERS	19
PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES	22
DISCLOSURE OF PORTFOLIO HOLDINGS
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-DIRECTORS	24
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA-PRINCIPAL OFFICERS	26
SALE OF THE CONTRACTS	27
FINANCIAL STATEMENTS	27
FINANCIAL STATEMENTS OF VCA 24	A-1
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES	B-1

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INVESTMENT MANAGEMENT
AND ADMINISTRATION OF

VCA 10, VCA 11 AND VCA 24

The Manager of VCA 10 and VCA 11 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 10 and VCA 11, comprise the Prudential mutual funds. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $      billion.

The assets of each Subaccount of VCA 24 are invested in a corresponding portfolio of The Prudential Series Fund, Inc. (the Fund). The Prospectus and Statement of Additional Information of the Fund describes the investment management and administration of the Fund and its various portfolios.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc.

Pursuant to Management Agreements with VCA 10 and VCA 11 (the Management Agreements), PI, subject to the supervision of the VCA 10 Committee and the VCA 11 Committee (the VCA Committees) and in conformity with the stated policies of VCA 10 and VCA 11, manages both the investment operations of VCA 10 and VCA 11 and the composition of VCA 10’s portfolio and VCA 11’s portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of VCA 10 and VCA 11 in connection therewith. PI has hired subadvisers to provide investment advisory services to VCA 10 and VCA 11. PI also administers VCA 10’s and VCA 11’s corporate affairs and, in connection therewith, furnishes both VCA 10 and VCA 11 with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, VCA 10’s and VCA 11’s custodian (the Custodian). The management services of PI to VCA 10 and VCA 11 are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

During the terms of these Agreements for VCA 10 and VCA 11, PI bears the following expenses:

(a)                         the salaries and expenses of all Committee members, officers, and employees of VCA 10 and VCA 11, and PI,

(b)                        all expenses incurred by PI in connection with managing the ordinary course of VCA 10’s and VCA 11’s business, other than those assumed by VCA 10 and VCA 11 herein,

(c)                         the costs and expenses payable to each Subadviser pursuant to Subadvisory Agreements,

(d)                        the registration of VCA 10 and VCA 11 and their shares of capital stock for the offer or sale under federal and state securities laws,

(e)                         the preparation, printing and distribution of prospectuses for VCA 10 and VCA 11, and advertising and sales literature referring to VCA 10 and VCA 11 for use and offering any security to the public,

(f)                           the preparation and distribution of reports and acts of VCA 10 and VCA 11 required by and under federal and state securities laws,

(g)                        the legal and auditing services that may be required by VCA 10 and VCA 11,

(h)                        the conduct of annual and special meetings of persons having voting rights, and

(i)                            the custodial and safekeeping services that may be required by VCA 10 and VCA 11.

VCA 10 and VCA 11 assume and will pay the expenses described below:

(a)                         brokers’ commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 10 and VCA 11 in connection with its securities and futures transactions,

(b)                        all taxes and corporate fees payable by VCA 10 and VCA 11 to federal, state or other governmental agencies,

(c)                         the cost of fidelity, Committee members’ and officers’ and errors and omissions insurance,

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(d)                        litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 10’s and VCA 11’s business, and

(e)                         any expenses assumed by VCA 10 and VCA 11 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act of 1940 (the Investment Company Act).

VCA 10 and VCA 11 each pay a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.25% and 0.25%, respectively, of the average daily net assets of VCA 10 and VCA 11. During 2003, 2002, and 2001, PI received $574,374, $628,017 and $795,917, respectively, from VCA 10 and $207,798, $246,004 and $198,026, respectively, from VCA 11 for advisory fees. The Management Agreements provide that the Manager shall not be liable to VCA 10 or VCA 11 for any error of judgment by the Manager or for any loss sustained by VCA 10 or VCA 11 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreements provide that they shall terminate automatically if assigned, as defined in the Investment Company Act, and that they may be terminated without penalty by either the Manager or VCA 10 or VCA 11 (by the Committee Members or vote of at majority of the outstanding voting securities of VCA 10 or VCA 11, as defined in the Investment Company Act) upon not more than 60 days’ nor less than 30 days’ written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 10 or VCA 11. Fee waivers and subsidies will increase VCA 10’s and VCA 11’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into Subadvisory Agreements with Jennison Associates LLC (Jennison) with respect to VCA 10, and Prudential Investment Management, Inc. (PIM), with respect to VCA 11. The Subadvisory Agreements provides that Jennison and PIM furnish investment advisory services in connection with the management of VCA 10 and VCA 11, respectively. In connection therewith, Jennison and PIM are obligated to keep certain books and records of VCA 10 and VCA 11. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison’s performance of those services. Pursuant to the Subadvisory Agreement with Jennison, PI compensates Jennison at the rate of 0.20% of VCA 10’s average daily net assets. During 2004, 2003 and 2002, respectively, Jennison received $       , $459,499, and $513,945 from PI for subadvisory fees. Pursuant to the Subadvisory Agreement with PIM, PI compensates PIM at the rate of 0.06% of VCA 11’s average daily net assets. During 2004, 2003 and 2002, respectively, PIM received $        , $49,872, and $60,717 from PI for subadvisory fees.

The Subadvisory Agreements provides that they will terminate in the event of assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreements. The Subadvisory Agreements may be terminated by VCA 10 or VCA 11, or by Jennison or PIM, upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreements provides that they will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b)                        Matters Considered by the VCA 10 Committee and the VCA 11 Committee

The Management and Subadvisory Agreements were last approved by the VCA 10 Committee and the VCA 11 Committee, including all of the Independent Committee Members on May 25, 2004 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the VCA 10 Committee and the VCA 11 Committee primarily considered, with respect to VCA 10 and VCA 11, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to VCA 10 and VCA 11. The VCA 10 Committee and the VCA 11 Committee requested and evaluated reports from PI, Jennison, and PIM that addressed specific factors designed to inform the Committee’s consideration of these and other issues.

With respect to the nature and quality of the services provided, the VCA 10 Committee and the VCA 11 Committee considered the performance of VCA 10 and VCA 11 in comparison to relevant market indices, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of performance compared to such indices and peer groups, over the past one, three, five and ten years. The VCA 10 Committee and the VCA 11 Committee also considered the quality of brokerage execution provided by PI and the subadvisor. The VCA 10 Committee and the VCA 11 Committee reviewed PI’s, Jennison’s and PIM’s use of brokers or dealers in transactions that provided research and other services to them, and the benefits derived by VCA 10 and VCA 11 from such services. The VCA 10 Committee and the VCA 11 Committee also considered PI’s, Jennison’s and PIM’s positive compliance history, as they have been free of significant compliance problems.

With respect to the overall fairness of the Management and Subadvisory Agreements, the VCA 10 Committee and the VCA 11 Committee primarily considered the fee structure of the Agreements and the profitability of PI, Jennison, and PIM and their affiliates

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from their association with VCA 10 and VCA 11. The VCA 10 Committee and the VCA 11 Committee reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to VCA 10 and VCA 11. The VCA 10 Committee and the VCA 11 Committee each noted that the fee rates paid by VCA 10 and VCA 11 to the PI were below the median compensation paid by comparable funds. In concluding that the benefits accruing to the PI, Jennison, and PIM and their affiliates by virtue of their relationship to VCA 10 and VCA 11 were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to VCA 10 and VCA 11, the VCA 10 Committee and the VCA 11 Committee reviewed specific data as to the PI’s, Jennison’s, and PIM’s profit or loss for the recent period and carefully examined their cost allocation methodology. These matters were also considered by the Independent Committee Members meeting separately.

Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

VCA 10 and VCA 11 operate under a manager-of-managers structure. PI is authorized to select (with approval of each Committee’s independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA 10 and VCA 11. PI monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser’s agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if an Account has more that one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the account’s assets, and PI can change the allocations without Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without participant approval, only with subadvisers that are not affiliated with Prudential Financial, Inc.

THE CURRENT ORDER IMPOSES THE FOLLOWING CONDITIONS:

1.                              PI will provide general management and administrative services to VCA 10 and VCA 11 including overall supervisory responsibility for the general management and investment of each Account’s securities portfolio, and, subject to review and approval by each Committee, will (a) set each Account’s overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate an Account’s assets among its subadvisers in those cases where an Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with each Account’s investment objectives, policies, and restrictions.

2.                              Before an Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.

3.                              VCA 10 and VCA 11 will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in an Account’s subadvisory agreement. VCA 10 and VCA 11 will meet this condition providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to participants of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4.                              VCA 10 and VCA 11 will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5.                              No Committee member or officer of an Account or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such Committee member, director of officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicy-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

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6.                              PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of an Account or PI other than by reason of serving a subadviser to one or more Accounts or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the applicable Account.

7.                              At all times, a majority of the members of each Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.

8.                              When a subadviser change is proposed for an Account with an Affiliated Subadviser, the Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee’s minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

VCA 10 and VCA 11 have applied for an amendment to the current order or a new order from the SEC permitting us to (1) hire one or more new affiliated subadvisers without participant approval, (2) amend existing agreements with affiliated subadvisers without shareholder approval, and (3) disclose only the aggregate fees (both as a dollar amount and as a percentage of the Account’s net assets) paid to each unaffiliated subadviser (Aggregate Fee Disclosure) by PI, not each Account. We will, of course, comply with any conditions imposed by the SEC under any new or amended order.

During 2004, 2003, and 2002, Prudential received$          ,  $2,300,395, and $2,514,628 respectively, from VCA 10 and $        , $832,099, and $984,800 respectively, from VCA 11 for administrative expenses and for providing management services.

A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. During 2004, 2003 and 2002, Prudential received $       , $6,086,000,  and $6,480,907 respectively, in daily charges for VCA 24.

An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant’s Accumulation Account. During 2004, 2003, and 2002, Prudential collected $      , $55,192, and $67,418  respectively, from VCA 10 and $      , $50,892, and $63,891 respectively, from VCA 11 in annual account charges. During 2004, 2003, and 2002, Prudential collected $       , $91,014, and $102,415 respectively, in annual account charges from VCA 24.

A deferred sales charge is also imposed on certain withdrawals from the Accounts and Subaccounts. The deferred sales charges imposed on withdrawals from VCA 10 during 2004, 2003, and 2002, were $      , $1,575, and $4,859 respectively. The deferred sales charges imposed on VCA 11 withdrawals during 2004, 2003 and 2002, were $       , $2,251, and $4,073 respectively. During 2004, 2003 and 2002, the deferred sales charges imposed on withdrawals from VCA 24 were $      , $9,519, and $15,410  respectively.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

Set forth below is additional information concerning David Kiefer, who serves as the Portfolio Manager for VCA 10:

As of January 31, 2005, Mr. Kiefer managed         accounts representing $       in assets under management for registered investment companies, of which      accounts and $      in assets under management represent fees based on performance.  As of January 31, 2005, Mr. Kiefer managed        accounts representing $       in assets under management for other pooled investment vehicles, of which      accounts and $      in assets under management represent fees based on performance.  As of January 31, 2005, Mr. Kiefer managed       accounts representing $       in assets under management for other accounts, of which       accounts and $      in assets under management represent fees based on performance.

The structure of, and method(s) used by Jennison to determine Mr. Kiefer’s compensation is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results.  Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.  Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.  The factors considered for an investment professional whose primary role is portfolio management will

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differ from an investment professional who is a research analyst or portfolio manager with research analyst responsibilities.  In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly.  The factors that may be reviewed include the following:

•                   one and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•                   the investment professional’s contribution to client portfolios’ pre-tax one and three year performance from the investment professional’s recommended stocks relative to the strategy’s passive benchmarks and to the investment professional’s respective coverage universes;

•                   Historical and long-term business potential of the product strategies;

•                   Qualitative factors such as teamwork and responsiveness;

•                   Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

As of January 31, 2005, Mr. Kiefer owned no securities in VCA 10.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

In addition to the investment objective described in the prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 10’s total assets, more than 5% of VCA 10’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 10’s total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.

Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10’s total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.

Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.

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NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10

The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Provided, however, that VCA 10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and interest rate swap agreements are not deemed to be short sales.

Illiquid Securities. No more than 15% of the value of the net assets held in VCA 10 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 11 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 11 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 11’s total assets, more than 5% of VCA 11’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 11’s total assets (determined at the time of the investment) would be invested in a single industry. Notwithstanding this restriction, there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks, and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 11.

Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 11.

Loans. VCA 11 will not lend money, except that it may purchase debt obligations in accordance with its investment objective and policies and may engage in repurchase agreements.

Borrowing. VCA 11 will not issue senior securities, borrow money or pledge its assets, except that VCA 11 may borrow from banks up to 33 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 11 may pledge up to 33 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis is not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 11 will not purchase securities on margin (but VCA 11 may obtain such short-term credits as may be necessary for the clearance of transactions).

Underwriting of Securities. VCA 11 will not underwrite the securities of other issuers, except where VCA 11 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 11 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 11 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 11

The VCA 11 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 11.

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Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 11 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act as amended, and the rules and regulations thereunder. Provided, however, that VCA ll may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 11 will not make short sales of securities or maintain a short position.

Illiquid Securities. No more than 10% of the value of the net assets held in VCA 11 will be invested in illiquid securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days). Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that they have adopted, VCA 10 and VCA 11 must limit their investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, each Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1.                              An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

2.                              The stock of a corporation may not be purchased unless (a) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (b) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3.                              Any common stock purchased must be (a) listed or admitted to trading on a securities exchange in the United States or Canada; or (b) included in the National Association of Securities Dealers’ national price listings of “over-the-counter” securities; or (c) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4.                              Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Accounts.

VCA 10 and VCA 11 each has adopted a Code of Ethics. In addition, PI, PIM, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Account. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Account is making such investments. VCA 24 is not required to adopt a Code of Ethics because it invests only in shares of the Series Fund portfolios. These Codes of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes of Ethics are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies on these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Commission’s Public Reference Station Washington, D.C. 20549-0102.

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ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the prospectus.

VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.” There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10’s hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the prospectus.

In addition to those described in the prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

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The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the NASDAQ or that result from privately negotiated transactions with broker-dealers (OTC options). A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 10 will write only “covered” options on stocks. A call option is covered if: (1) VCA 10 owns the security underlying the option; or (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 10 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 10 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10’s broker cash or liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 10’s use of straddles will be limited to 5% of VCA 10’s net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10’s net assets at the time the straddle is written).

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VCA 10 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.

VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 10 will write only “covered” options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.

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VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10’s equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10’s equity securities. It is also possible that the index may rise when VCA 10’s securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10’s successful use of options on foreign currencies depends upon the investment manager’s ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.

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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 10’s successful use of forward contracts depends upon the investment manager’s ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager’s prediction of interest rate movements is incorrect, VCA 10’s total return will be less than if the Account had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES

VCA 10 and VCA 11 may from time to time lend their portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 10 and VCA 11 will continue to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. VCA 10 and VCA 11 will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but VCA 10 and VCA 11 would be unsecured creditors with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 10 and VCA 11 will not lend their portfolio securities to borrowers affiliated with Prudential, including Prudential Securities Incorporated. This will not affect the Accounts’ ability to maximize their securities lending opportunities.

PORTFOLIO TURNOVER RATE

VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases and sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long term capital growth rather than short term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by VCA 10. It is not anticipated

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that under normal circumstances the annual portfolio turnover rate would exceed 100%. During 2004, 2003 and 2002 the total portfolio turnover rate for VCA 10 was      %, 63% and 70% respectively.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

The respective subadvisor is responsible for decisions to buy and sell securities for VCA 10 and VCA 11, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers who will receive a commission paid by the Account. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders for portfolio transactions of the Accounts, primary consideration is given to obtaining the most favorable price and best execution. An attempt is made to effect each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best execution available.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generallyprevailing commission rates. Periodically, PI and Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.

When selecting a broker or dealer in connection with a transaction for either Account, consideration is given to whether the broker or dealer has furnished PI, Jennison, or PIM with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution.

These services include statistical and economic data and research reports on particular companies and industries. PI, Jennison, and PIC use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for an Account may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data and services may be used in providing investment management for one or both of the Accounts. Although PI’s present policy is not to permit higher spreads or commissions to be paid on transactions for the Accounts in order to secure research and statistical services from brokers or dealers, PI might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of an Account’s Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker provides.

When investment opportunities arise that may be appropriate for more than one entity for which PI or a subadvisor serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity’s investment objectives and its current cash and investment positions. Because the various entities for which PI or a subadvisor acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while at the same time such securities may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of the Accounts as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2003, 2002 and 2001, the total dollar amount of commissions paid by VCA 10 to an affiliated broker, Prudential Securities Incorporated, was $0, $0,  and $0, respectively, which represented 0%, 0%, and 0%, respectively, of the aggregate brokerage commissions paid by VCA 10. For 2003, 2002 and 2001 Prudential Securities effected 0%, 0% and 0%, respectively, of the transactions involving the payment of commissions on an aggregate dollar basis. The Accounts may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

PI, Jennison, or PIM may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for the Accounts.

During 2004, 2003 and 2002, $       , $118,738, and $650,663 respectively, was paid to various brokers in connection with securities transactions for VCA 10.

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CUSTODY OF SECURITIES

State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian of the assets of VCA 10 and VCA 11 and maintains certain books and records in connection therewith.

THE VCA 10 AND VCA 11 COMMITTEES AND OFFICERS

VCA 10 and VCA 11 are managed by The Prudential Variable Contract Account 10 Committee and The Prudential Variable Contract Account 11 Committees (the VCA Committees). The members of the VCA Committees are elected by the persons having voting rights in respect of the VCA 2 Account and the VCA 10 Account. The affairs of the Accounts are conducted in accordance with the Rules and Regulations of the Accounts.

Information pertaining to the Committee Members of VCA 10 and VCA 11 (Committee Members) is set forth below. Committee Members who are not deemed to be “interested persons” of VCA 10 and VCA 11 as defined in the 1940 Act, as amended (the Investment Company Act or the 1940 Act) are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of VCA 10 and VCA 11 are referred to as “Interested Committee Members.” “Fund Complex” consists of VCA 10 and VCA 11 and any other investment companies managed by PI.

Independent Committee Members

Name, Address** and Birthdate	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Committee Member	Other Directorships Held by the Committee Member****
David E. A. Carson (8/2/34)	Committee Member	Since 2003	Director (January 2000 – May 2000), Chairman (January 1999 – December 1999), Chairman and Chief Executive Officer (January 1998 – December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983 – 1997).	90	Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (3/21/34)	Committee Member	Since 2003	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom.Trustee of Manhattan College.	98

Director of Storage Technology Corporation (since 1979) (technology); Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of The High Yield Plus Fund, Inc.

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Name, Address** and Birthdate	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Committee Member	Other Directorships Held by the Committee Member****
Douglas H. McCorkindale (6/14/39)	Committee Member	Since 2003	Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.	91

Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

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Name, Address** and Birthdate	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Committee Member	Other Directorships Held by the Committee Member****

Richard A. Redeker (8/2/43)	Committee Member	Since 2003	Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).	92

Robin B. Smith (10/21/39)	Chairman and Committee Member	Since 2003	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	97	Director of BellSouth Corporation (since 1992).

Stephen D. Stoneburn (7/12/43)	Committee Member	Since 2003	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc (1975-1989).	95

Clay T. Whitehead (11/13/38)	Committee Member	Since 2003	President (since 1983) of National Exchange Inc. (new business development firm).	96	Director (since 2000) of The High Yield Plus Fund, Inc.

Interested Committee Members

Name, Address** and Age	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Committee Member	Other Directorships Held by the Committee Member****
Judy A. Rice* (1/26/48)	President and Committee Member	President and Committee Member Since 2003

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

95

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Name, Address** and Age	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Committee Member	Other Directorships Held by the Committee Member****
Robert F. Gunia* (12/15/46)	Vice President and Committee Member	Committee Member Since 2003, Vice President Since 1999

Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

				179	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the VCA Accounts who are not also Committee Members is set forth below.

Officers

Name, Address** and Age	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Jonathan D. Shain (8/9/58)	Secretary	Since 2001

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer	Since 1997

Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

William V. Healey (7/28/53)	Chief Legal Officer	Since 2004

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

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Name, Address** and Birthdate	Position With VCA Committees	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Lee D. Augsburger (6/7/59)	Chief Compliance Officer	Since 2004

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan 10/12/64	Anti-Money Laundering Compliance Officer	Since 2002

Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian 10/25/53	Acting Anti- Money Laundering Compliance Officer	Since 2004

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

*                                       Interested Committee Member, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).

**                                Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***                         There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Committee Member and/or Officer.

****                  This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

Committee Members are also trustees, directors and officers of some or all of the other investment companies advised by PI and distributed by PIMS.

The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75.

Pursuant to the Management Agreements with VCA 10 and VCA 11, the Manager pays all compensation of officers and employees of each VCA Account as well as the fees and expenses of all Committee Members.

Standing Subcommittees

The VCA Committees have established three standing subcommittees in connection with governance of the VCA Accounts—Audit, Nominating and Governance and Valuation.

Audit Committee.  The Audit Committee consists of all of the Independent Committee Members. The responsibilities of the Audit Committee are to assist the Committee Members in overseeing the VCA Accounts’ independent registered public accountants, accounting policies and procedures, and other areas relating to each VCA Account’s auditing processes. The scope of the Audit Committee and the VCA Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent accountants’ responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended December 31, 2004.

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Nominating and Governance Committee.  The Nominating and Governance Committee consists of all of the Independent Committee Members. The Nominating and Governance Committee is responsible for nominating Committee Members and making recommendations to the VCA Committees concerning Committee composition, committee structure and governance, Committee Member education, and governance practices.  The members of the Nominating and Governance Committee are Mr. Redeker (Chair), Mr. La Blanc, Mr. MrCorkindale, and Ms. Smith (ex officio).  The VCA Committees haves determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.   The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2004.

Selection of Director Nominees:  The Nominating and Governance Committee is responsible for considering Committee Member nominees at such times as it considers electing new Members of the VCA Committees.  The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Committee Members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations.  The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a Committee Member nominee.  In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the VCA Committees.  There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for Committee Member based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Committee Member nominee should submit his or her recommendation in writing to the Chair of the VCA Committees (Ms. Smith) or the Chair of the Nominating and Governance Committee (Mr. Redeker), in either case c/o The Prudential Variable Contract Accounts 10 and 11, P.O. Box 13964, Philadelphia, PA 19176.  At a minimum, the recommendation should include:

•                  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•                  a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•                  any other information that VCA 10 and VCA 11 would be required to include in a proxy statement concerning the person if he or she was nominated;

•                  the name and address of the person submitting the recommendation, together with the number of VCA 10 and VCA 11 shares held by such person and the period for which the shares have been held.

•                  the name and address of the person submitting the recommendation, together with the number of VCA 10 and VCA 11 shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of VCA 10 and VCA 11’s investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940.  In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with VCA 10 and VCA 11’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual as a director, Committee members and other Members of the VCA Committees customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Valuation Committee.The Valuation Committee consists of at least two Committee Members or an officer of the VCA Accounts and one Committee Member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee).  The Valuation Committee supervises the valuation of the VCA Accounts’ portfolio securities and other assets and meets on an as-needed basis. The Valuation Committee did not meet during the fiscal year ended December 31, 2004.

Shareholder Communications with Committee Members:  Shareholders of VCA 10 and VCA 11can communicate directly with the VCA Committees by writing to the Chair of the VCA Committees, c/o The Prudential Variable Contract Accounts 10 and 11, P.O. Box 13964, Philadelphia, PA 19176.  Shareholders can communicate directly with an individual Committee Member by writing to

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that Committee Member at P.O. Box 13964, Philadelphia, PA 19176.  Such communications to the VCA Committees or individual Committee Members are not screened before being delivered to the addressee.

Committee Member Compensation

Prudential pays each of the Independent Committee Members who is not an affiliated person of the Manager or the Subadvisers annual compensation in addition to certain out-of-pocket expenses. Committee Members who serve on the Audit or Nominating committees may receive additional compensation. The amount of compensation paid to each Independent Committee Member may change as result of the creation of additional funds upon whose Boards the Committee Members may be asked to serve.

Independent Committee Members may defer receipt of their fees pursuant to a deferred fee agreement. Under the terms of such agreement, the Prudential accrues daily the amount of fees which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Prudential’s obligation to make payments of deferred fees, together with interest thereon, is a general obligation of Prudential.

The VCA Accounts have no retirement or pension plan for its Committee Members.

The following tables sets forth the aggregate compensation paid by Prudential with respect to the VCA Accounts for the fiscal year ended December 31, 2004 to the Independent Committee Members. The table also shows aggregate compensation paid to those Committee Members for service on the VCA Committees and the Board of any other investment companies managed by PI (the Fund Complex), for the calendar year ended December 31, 2004.

Compensation Table

Name and Position(1)	Aggregate Compensation From VCA 10 & 11**	Pension Or Retirement Benefits Accrued As Part of VCA 10 & 11 Expenses	Total 2003 Compensation From VCA 10 & 11 and Fund Complex Paid to Directors
David E.A. Carson.—Member	None	None	$(	)*
Robert E. La Blanc—Member	None	None	$(	)*
Douglas H. McCorkindale—Member	None	None	$(	)*
Richard A. Redeker—Member	None	None	$(	)*
Robin B. Smith—Member	None	None	$(	)*
Stephen D. Stoneburn—Member	None	None	$(	)*
Clay T. Whitehead—Member	None	None	$(	)*

(1)                         Interested Committee Members do not receive compensation from the VCA Accounts or any fund in the Fund Complex.

*                                Indicates number of funds/portfolios in Fund Complex (including the VCA Accounts) to which aggregate compensation relates.

**                         Prudential pays any Committee Member fees due on behalf of VCA 10 and VCA 11.

The following table sets forth the dollar range of VCA 10 and VCA 11 securities held by each Committee Member as of December 31, 2004 (VCA 10 and VCA 11 securities are held indirectly through variable insurance contracts). The table also includes the aggregate dollar range of securities held by each Committee Member in all funds in the Fund Complex overseen by that Committee Member as of December 31, 2004.

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Committee Member Share Ownership Table

Independent Committee Members

Name of Member	Dollar Range of Securities in VCA 10 & -11	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Member in Family of Investment Companies
David E.A. Carson	—	—
Robert E. La Blanc	—	—
Douglas H. McCorkindale	—	—
Richard A. Redeker	—	—
Robin B. Smith	—	—
Stephen D. Stoneburn	—	—
Clay T. Whitehead	—	—

Interested Committee Members

Name of Member	Dollar Range of Securities in VCA 10 & -11	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Director in Family of Investment Companies
Judy A. Rice	—	—
Robert F. Gunia	—	—

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Committee Member, and his/her immediate family members, in an investment adviser or principal underwriter of the VCA Accounts or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the VCA Accounts as of December 31, 2004.

Name of Member	Name of Owners and Relationships to Member	Company	Title of Class	Value of Securities	Percent of Class
David E.A. Carson.	—	—	—	—	—
Robert E. La Blanc	—	—	—	—	—
Douglas H. McCorkindale	—	—	—	—	—
Thomas M. O’Brien	—	—	—	—	—
Richard A. Redeker	—	—	—	—	—
Robin B. Smith	—	—	—	—	—
Stephen D. Stoneburn	—	—	—	—	—
Clay T. Whitehead	—	—	—	—	—

PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

The VCA Committees have delegated to the VCA Accounts’ investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the VCA Accounts.  The VCA Accounts authorize the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below.  The proxy voting process shall remain subject to the supervision of the VCA Committees, including any Committee thereof established for that purpose.

The Manager and the VCA Committees view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the VCA Accounts.  Consistent with this goal, the VCA Committees view the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management.  The Manager and the VCA Committees maintain a policy of seeking to protect the best interests of the VCA Committees should a proxy issue potentially implicate a conflict of interest between the VCA Accounts and the Manager or its affiliates.

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The Manager delegates to the VCA Accounts’ subadvisers the responsibility for voting proxies.  The subadvisers are expected to identify and seek to obtain the optimal benefit for the VCA Accounts and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the VCA Accounts and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the VCA Accounts and the interests of the subadvisers or their affiliates.  The Manager expects that the subadvisers will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved.  In addition, the Manager expects that the subadvisers will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

Information regarding how the VCA Accounts voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet at www.irrc.com/prudential and on the Commission’s website at www.sec.gov.

A copy of the voting policy of each subadviser to the VCA Accounts is set forth below:

JENNISON ASSOCIATES LLC PROXY VOTING POLICY

Jennison Associates LLC (Jennison) actively manages publicly traded equity securities and fixed income securities.  Jennison’s policy is to ensure that all proxies are voted in the best interests of its clients and that material conflicts of interests between Jennison and its clients do not influence the voting of proxies.  Proxies are voted with the primary goal of achieving the long-term maximum economic benefit for the participants and beneficiaries of client accounts.  Secondary consideration is given to the public and social value of each issue.  Jennison evaluates each proxy on its individual merits on a case-by-case basis.  However, in general terms, Jennison typically votes with management on routine matters such as uncontested election of directors and appointment of auditors.  With respect to non-routine matters such as mergers, reorganizations, and executive compensation plans the financial impact of such proposals are reviewed on a case-by-case basis.  Proxies are referred to members of the Jennison Proxy Committee for individual consideration.

In order to ensure that material conflicts of interests have not influenced Jennison’s voting process, Jennison has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes.  Members of Jennison’s Proxy Committee review the decisions to be made with respect to the voting of such proxies.  In addition, these votes are reviewed by a committee comprised of senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc.  This committee also has a role in identifying material conflicts that may affect Jennison due to Prudential’s ownership of Jennison.

PRUDENTIAL INVESTMENT MANAGEMENT, INC.  PROXY VOTING POLICY

In recent years, the subject of proxy voting by investment managers and mutual funds has received attention in the press and by the Securities and Exchange Commission.  We would like to take this opportunity to provide our clients with a summary of our proxy voting policy and procedures, which is enclosed. This information is being provided to you in accordance with a new SEC requirement under the Investment Advisers Act of 1940.

It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines.  In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account.  In the event of any actual or apparent material conflict between our clients’ interest and our own, our policy is to act solely in our clients’ interest.  To this end, a proxy voting committee, described in the enclosed summary, has established procedures to address proxy voting situations that could involve potential material conflicts.

You may obtain copies of our policy and procedure, and information concerning the voting of proxies with respect to their securities, at any time upon request.

Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities.  Client interests are placed ahead of any potential interest of PIM or its asset management units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines.  The specific voting approach of each unit is noted below.

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A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests.  The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness.  In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Public Fixed Income

As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit.  Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors.  With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis.  Specifically, if a proxy involves:

•              a proposal regarding a merger, acquisition or reorganization,

•              a proposal that is not addressed in the unit’s detailed policy statement, or

•              circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

Prudential Quantitative Management

This asset management unit applies quantitative investment processes when providing investment advisory services to its clients.  Generally, when a proxy is received, this unit will vote in accordance with a predetermined set of votes set forth in a policy established by the unit’s proxy voting committee.   For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

Prudential Real Estate Investors

As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit.  Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors.  With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis.  Specifically, if a proxy involves:

•              a proposal regarding a merger, acquisition or reorganization,

•              a proposal that is not addressed in the unit’s detailed policy statement, or

•              circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group

As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit.  As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis.  Considerations will include detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors.  In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

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DISCLOSURE OF PORTFOLIO HOLDINGS

SAI Language:

The portfolio holdings of the VCA Accounts are made public, as required by law, in their annual and semi-annual reports.  These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period.  In addition, as required by law, their portfolio holdings as of their first and third fiscal quarter ends are reported to the SEC within 60 days after the end of VCA-2’s first and third fiscal quarters.

When authorized by the Chief Compliance Officer of the VCA Accounts and an officer of the VCA Accounts, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute shares of the VCA Accounts, third-party providers of auditing, custody, proxy voting and other services for the VCA Accounts, rating and ranking organizations, and certain affiliated persons of the VCA Accounts, as described below.  The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.     A request for release of the holdings of the VCA Accounts shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness).  Such request shall address whether there are any conflicts of interest between the VCA Accounts and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of the VCA Accounts.

2.     The request shall be forwarded to the Chief Compliance Officer of the VCA Accounts, or his delegate, for review and approval.

3.     A confidentiality agreement in the form approved by an officer of the VCA Accounts must be executed with the recipient of the holdings information.

4.     An officer of the VCA Accounts shall approve the release agreement.  Copies of the release and agreement shall be sent to PI’s law department.

5.     Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of holdings information.

6.     PI’s Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, the VCA Accounts will provide:

1.     Traditional External Recipients / Vendors

•      Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

•      Full holdings on a daily basis to the VCA Accounts’ subadvisers, custodians, sub-custodians (if any) and Accounting Agents at the end of each day.

•      Full holdings to the VCA Accounts’ independent registered public accounting firm as soon as practicable following the VCA Accounts’ fiscal year-end or on an as-needed basis.

•      Full holdings to financial printers as soon as practicable following the end of the VCA Accounts’ quarterly, semi and annual period-ends.

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2.     Analytical Service Providers

•      All VCA Accounts’ trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end.

•      Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

•      Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information.  Such arrangements will be monitored on an ongoing basis and will be reviewed by the VCA Accounts’ Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.  All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Committees of the VCA Accounts have approved PI’s Policy for the Dissemination of Portfolio Holdings.  The Committees shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure.  The Committee have delegated oversight of the VCA Accounts’ disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the VCA Accounts’ policies and procedures on portfolio holdings information will protect the VCA Accounts from the potential misuse of such information by individuals or entities that come into possession of the information.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

DIRECTORS

FRANKLIN E. AGNEW—Director since 1994 (current term expires June, 2004).  Member, Committee on Finance & Dividends; Member, Investment Committee.  Business consultant since 1987.  Mr. Agnew is also the director of Bausch & Lomb, Inc.  Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

FREDERIC K. BECKER—Director since 1994 (current term expires June, 2004).  Chairman, Audit Committee; Member, Corporate Governance Committee; Member, Executive Committee.  President, Wilentz Goldman & Spitzer, P.A. (law firm) since 1989, with firm since 1960.  Age 68. Address: 751 Broad Street, Newark, NJ 07102-3777.

GILBERT F. CASELLAS—Director since 1998 (current term expires June, 2004).  Member, Committee on Business Ethics; Member, Committee on Finance & Dividends; Member, Investment Committee.  President, Casellas & Associates, LLC since 2002.  President and Chief Executive Officer, Q-Linx Inc. from January 2001 to September 2001.   President and Chief Operating Officer, The Swarthmore Group, Inc. from January 1999 to December 2000.  Partner, McConnell Valdes, LLP, 1998 to 1999.  Age 51. Address: 751 Broad Street, Newark, NJ 07102-3777.

JAMES G. CULLEN—Director since 1994 (current term expires June, 2004).  Member, Compensation Committee; Member, Audit Committee.  Retired since 2000.  President & Chief Operating Officer, Bell Atlantic Corporation, from 1998 to 2000.  Mr. Cullen is also a director of Agilient Technologies, Inc., and Johnson & Johnson.  Age 61. Address:  Address: 751 Broad Street, Newark, NJ 07102-3777.

WILLIAM H. GRAY III—Director since 1991 (current term expires June, 2004).  Chairman, Corporate Governance Committee; Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer of The College Fund/UNCF since 1991.  Mr. Gray is also the director of JP Morgan Chase & Co., Rockwell International Corporation, Dell Computer Corporation, Pfizer, Inc., Viacom, Inc., Visteon Corporation, and Electronic Data Systems.  Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

JON F. HANSON—Director since 1991 (current term expires June, 2004).  Chairman, Investment Committee; Chairman, Committee on Finance & Dividends.  Chairman of The Hampshire Companies since 1976.  Mr. Hanson is also the director of CD&L, Inc., HealthSouth Corp., and Pascack Community Bank.  Age 67. Address: 751 Broad Street, Newark, NJ 07102-3777.

GLEN H. HINER—Director since 1997 (current term expires June, 2004).  Member, Committee on Business Ethics; Member, Compensation Committee.  Member, Investment Committee; Member, Committee on Finance & Dividends. Chairman, Dana Corporation since September, 2003.  Chairman and Chief Executive Officer of Owens Corning from 1992 to 2002. Mr. Hiner is also the director of Dana Corporation.  Age 69. Address: 751 Broad Street, Newark, NJ 07102-3777.

CONSTANCE J. HORNER—Director since 1994 (current term expires June, 2004).  Member, Compensation Committee; Member, Corporate Governance Committee. Guest Scholar, at The Brookings Institute since 1993.  Ms. Horner is also the director of Ingersoll-Rand Company, Ltd., and Pfizer, Inc.  Age 62. Address: 751 Broad Street, Newark, NJ 07102-3777.

KARL J. KRAPEK—Director since 2004. (current term expires June, 2004).  Retired since 2002.  President and Chief Operating Officer, United Technologies Corporation from 1999 to 2002.  Other Management positions at United Technologies from 1982 to 1999.  Mr. Krapek is also the director of Lucent Technologies and Visteon Corporation.  Age 55. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ—Director since 1997 (current term expires June, 2004).  Member, Audit Committee.  Principal of Microleasing, LLC since 2001.  Chairman of the Volkhov International Business Incubator from 1995 to 2002.  Principal of Investment Strategies International from 1994 to 2000.  Age 69. Address: Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD M. THOMSON—Director since 1976 (current term expires June, 2004).  Chairman, Executive Committee; Chairman, Compensation Committee Retired since 1998.  Mr. Thomson is also the director of INCO, Limited, The Thomson Corporation, The Toronto-Dominion Bank, Stuart Energy Systems, Inc., Nexen Inc., and Trizec Properties, Inc.  Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

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JAMES A. UNRUH—Director since 1996 (current term expires June, 2004).  Member, Corporate Governance Committee; Member, Audit Committee.  Founding Principal, Alerion Capital Group, LLC since 1998.  Age 63. Address: 751 Broad Street, Newark, NJ 07102-3777.

STANLEY C. VAN NESS—Director since 1990 (current term expires June, 2004).  Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Audit Committee.  Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998.  Mr. Van Ness is also the director of Jersey Central Power & Light Company.  Age 70. Address: 751 Broad Street, Newark, NJ 07102-3777.

PRINCIPAL OFFICERS

ARTHUR F. RYAN—Chairman of the Board, Chief Executive Officer and President of Prudential since 1994 (current term expires June, 2004).  Mr. Ryan is also a director for Regeneron Pharmaceuticals.  Age 61. Address: 751 Broad Street, Newark, NJ 07102-3777.

VIVIAN L. BANTA—Chief Executive Officer, Insurance Division, of The Prudential Insurance Company of America since 2002.  Executive Vice President from 2000 to 2002.  Senior Vice President From January 2000 to March 2000.  Prior to joining The Prudential Insurance Company of America, Ms. Banta was an independent consultant until 1999.  Age 53.  Address: 751 Broad Street, Newark, NJ 07102-3777.

MARK B. GRIER—Vice Chairman, Financial Management of The Prudential Insurance Company of America since 2002.  Chief Financial Officer, Executive Vice President, Corporate Governance, Executive Vice President, Financial Management, and Vice Chairman, Financial Management, since 1995.  Age 51.  Address: 751 Broad Street, Newark, NJ 07102-3777.

ROBERT C. GOLDEN—Executive Vice President of The Prudential Insurance Company of America since 1997.  Age 57.  Address: 751 Broad Street, Newark, NJ 07102-3777.

RICHARD J. CARBONE—Senior Vice President and Chief Financial Officer of Prudential since 1997.  Age 55.  Address: 751 Broad Street, Newark, NJ 07102-3777.

C. EDWARD CHAPLIN—Senior Vice President and Treasurer of The Prudential Insurance Company of America since 2000.  Vice President and Treasurer from 1995 to 2000.  Mr. Chaplin is also a director for MBIA, Inc.  Age 47.  Address: 751 Broad Street, Newark, NJ 07102-3777.

JOHN M. LIFTIN—Senior Vice President and General Counsel of The Prudential Insurance Company of America since 1998.  Age 60.  Address: 751 Broad Street, Newark, NJ 07102-3777.

ANTHONY S. PISZEL—Senior Vice President and Controller of The Prudential Insurance Company of America since 2000.  Vice President and Controller from 1998 to 2000.  Age 49.  Address: 751 Broad Street, Newark, NJ 07102-3777.

SHARON C. TAYLOR—Senior Vice President of The Prudential Insurance Company of America since June 2002. Vice President of Human Resources Communities of Practice from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services from 1998 to 2000.  Age 49.  Address: 751 Broad Street, Newark, NJ 07102-3777.

KATHLEEN M. GIBSON—Vice President and Secretary of The Prudential Insurance Company of America since 2002.  Associate General Counsel and Assistant Secretary of Becton, Dickinson and Company from 2001 to 2002.  Vice President and Corporate Secretary, Honeywell International, Inc. from 1997 to 2001.  Age 49.  Address: 751 Broad Street, Newark, NJ 07102-3777.

SALE OF THE CONTRACTS

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 2003, 2002 and 2001, Prudential received $1,575, $4,859 and $6,574, respectively, as deferred sales charges from VCA 10. $302,411, $327,350 and $371,746, respectively, were credited to other broker-dealers for the same periods in connection with sales of the Contracts. During 2003, 2002 and 2001, Prudential received $2,251, $4,073 and $3,276, respectively, from VCA 11 as deferred sales charges and credited $127,174, $176,426 and $135,859, respectively, to other broker-dealers in connection with sales of the Contracts. During 2003, 2002 and 2001, Prudential received $9,519, $15,410 and $29,581, respectively, from VCA 24 as deferred sales charges and credited $1,390,939, $1,325,780 and $1,635,625, respectively, to other broker-dealers in connection with sales of the Contracts.

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FINANCIAL STATEMENTS

The financial statements for VCA 10 and VCA 11 for the fiscal year ended December 31, 2004, incorporated by reference into the MEDLEY annual report for 2004 (File Nos. 811-03421 and 811-03422, respectively), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the MEDLEY annual report at no charge by request by calling 1-800-458-6333, or by writing to 30 Scranton Office Park, Scranton, PA 18057-1789.

Financial statements for VCA 24 and for The Prudential Insurance Company of America as of December 31, 2004 are included in this Statement of Additional Information, beginning on the next page.

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To be provided by Valerie Simpson’s group.

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[Pru Financial Statements to Come]

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PART C—OTHER INFORMATION

ITEM 29. FINANCIAL STATEMENTS AND EXHIBITS

(a)        FINANCIAL STATEMENTS

(1)     Financial Statements of The Prudential Variable Contract Account-10 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2004; the Statement of Operations for the period ended December 31, 2004; the Statements of Changes in Net Assets for the periods ended December 31, 2004 and 2003; and the Notes relating thereto are incorporated by reference into the MEDLEY annual report for 2002 (File No. 2-76580).

(2)     Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2004 and 2003; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(b)        EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 10	Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

(2)	Rules and Regulations of The Prudential Variable Contract Account 10	Incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(3)	Custodian Agreement with Investors Fiduciary Trust Company	Incorporated by reference to Exhibit (3) to Post-Effective Amendment No. 31 to this Registration Statement filed April 29, 1998.

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account-10	Incorporated by reference to Exhibit (4)(i) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC	Incorporated by reference to Exhibit (4)(ii) to Post-Effective Amendment No. 36 to this Registration Statement filed April 30, 2001.

(5)	Agreement Relating to the Sale of Certain Contracts on a Variable Basis between Prudential and The Prudential Variable Contract Account 10	Incorporated by reference to Exhibit No. (5) to Post-Effective Amendment No. 33 to Registration Statement filed April 30, 1999.

	(i) Agreement for the Sale of VCA 10 Contracts between Prudential, The Prudential Variable Contract Account 10 and Prudential Investment Management Services LLC.	Incorporated by reference to Exhibit 5(iv) to Post-Effective Amendment No. 29 to this Registration Statement, filed May 1, 1997

(6)	(i)(a) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities	Incorporated by reference to Exhibit (6)(i)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987

	(i)(b) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987	Incorporated by reference to Exhibit (6)(i)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

	(i)(c) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988	Incorporated by reference to Exhibit (6)(i)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988

	(i)(d) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990	Incorporated by reference to Exhibit (6)(i)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

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(i)(e) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990	Incorporated by reference to Exhibit (6)(i)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(ii)(a) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer	Incorporated by reference to Exhibit (6)(ii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987

(ii)(b) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987	Incorporated by reference to Exhibit (6)(ii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

(ii)(c) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988	Incorporated by reference to Exhibit (6)(ii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988

(ii)(d) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990	Incorporated by reference to Exhibit (6)(ii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(ii) (e) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990	Incorporated by reference to Exhibit (6)(ii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(iii)(a) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plans	Incorporated by reference to Exhibit (6)(iii)(a) to Post-Effective Amendment No. 9 to this Registration Statement, filed April 24, 1987

(iii)(b) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987	Incorporated by reference to Exhibit (6)(iii)(b) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

(iii)(c) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988	Incorporated by reference to Exhibit (6)(iii)(c) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988

(iii) (d) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990	Incorporated by reference to Exhibit (6)(iii)(d) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(iii)(e) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990	Incorporated by reference to Exhibit (6)(iii)(e) to Post-Effective Amendment No. 17 to this Registration Statement, filed April 30, 1990

(iii)(f) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996	Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997

(iii)(g) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996	Incorporated by reference to Exhibit 11 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997

(iii)(h) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997

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	(iii)(i) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996	Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 28 to this Registration Statement, Filed February 28, 1997

	(iv) Specimen Copy of Group Annuity Contract Form GVA-110-82 for Keogh Plans	Incorporated by reference to Exhibit (6)(iv) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

	(v) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program	Incorporated by reference to Exhibit (4)(v) to Post-Effective Amendment No. 5 to this Registration Statement, filed April 30, 1985

	(a) Modifications for certain tax changes	Incorporated by reference to Exhibit (6)(v)(a) to Post-Effective Amendment No. 8 to this Registration Statement, filed April 1, 1987

	(vi) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans	Incorporated by reference to Exhibit (6)(vi) to Post-Effective Amendment No. 11 to this Registration Statement, filed April 8, 1988

(7)	Application and Enrollment Forms as revised for use after May 1, 1991	Incorporated by reference to Exhibit (7) to Post-Effective Amendment No. 19 to this Registration Statement, filed April 29, 1991

(8)	(i) Copy of the Charter of Prudential as amended to and including November 14, 1995	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account G1-2.

(ii)	Copy of the By-Laws of Prudential, as amended to and including May 12, 1998	Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account G1-2.

(11)	(i) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(i) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000

	(ii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(ii) to Post-Effective Amendment No. 34 to this Regulation Statement filed on April 28, 2000

	(iii) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit (ll)(iii) to Post-Effective Amendment No. 34 to this Registration Statement filed on April 28, 2000

(12)	Opinion and Consent of Counsel	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 38 to this Registration Statement filed on April 30, 2002.

(13)	(i) Consent of independent accountants.	To be filed by subsequent amendment.

	(ii) Powers of Attorney	Incorporated by reference to Exhibit 13(ii) to Post-Effective Amendment No. 39 to this Registration Statement filed on April 28, 2004.

Directors and Officers of Prudential	Incorporated by reference to Post-Effective Amendment No. 14 to Form S-1, Registration No. 33-20083 filed April 10, 2001 on behalf of The Prudential Variable Contract Real Property Account.

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(16)	Calculation of Performance Data	Performance information appears under the heading “Performance” in the Statement of Additional Information (Part B of this Registration Statement).

(17)	(i) Amended Code of Ethics of The Prudential Variable Contract Account-10	Incorporated by reference to Exhibit 17(i) to Post-Effective Amendment No. 39 to this Registration Statement filed on April 28, 2004.

	(ii) Personal Securities Trading Policy of Prudential Investments LLC, Prudential Investment Management, Inc. and Prudential Investment Management Services LLC	Incorporated by reference to Exhibit 17(ii) to Post-Effective Amendment No. 39 to this Registration Statement filed on April 28, 2004.

(iii) Code of Ethics of Jennison Associates LLC	Incorporated by reference to Exhibit 17(iii) to Post-Effective Amendment No. 36 to this Registration Statement filed on April 30, 2001.

ITEM 30. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the headings “The Prudential Insurance Company of America-Directors” and “The Prudential Insurance Company of America-Principal Officers” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, (Prudential) a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial are listed under Item 24 to Post-Effective Amendment No. 47 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed on or about April 28, 2003, the text of which is hereby incorporated.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account 24, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 2 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust. Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32. NUMBER OF CONTRACTOWNERS

As of March 31, 2005, the number of contractowners of qualified and non-qualified contracts offered by Registrant was                 .

ITEM 33. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

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New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit F(ii) to Post-Effective Amendment No. 8 on Form N-6, Registration No. 333-61031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account G1-2.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)  Prudential Investments LLC (PI)

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

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NAME AND ADDRESS	POSITION WITH PI	PRINCIPAL OCCUPATIONS
Judy A. Rice	Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer, PI; Vice President; President, Prudential Insurance; President, Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

William V. Healey	Executive Vice President and Chief Legal Officer

Executive Vice President and Chief Legal Officer, PI; Vice President and Associate General Counsel, Prudential Insurance; Senior Vice President, Chief Legal Officer and Secretary, PIMS; Executive Vice President and Chief Legal Officer of American Skandia Investment Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Fund Services, Inc.; Executive Vice President and Chief Legal Officer of American Skandia Advisory Services, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI.

(b)  Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

(c)  Prudential Investment Management, Inc.

The business and other connections of PIM’s directors and executive officers are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Newark, NJ 07102.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

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ITEM 35. PRINCIPAL UNDERWRITER

(a)      Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for American Skandia Trust, Strategic Partners Mutual Funds, Inc., Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account 24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)        Information regarding the Officers and Directors of PIMS is set forth below.

NAME AND PRINCIPAL BUSINESS ADDRESS (1)	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Robert F. Gunia	President	Vice President

William V. Healey	Sr. Vice President, Secretary and Chief Legal Officer	Chief Legal Officer

Edward P. Baird, 213 Washington Street, Newark, NJ 07102	Executive Vice President	None

C. Edward Chaplin, 751 Broad Street, Newark, NJ 07102	Vice President and Treasurer	None

Michael J. McQuade	Senior Vice President and Chief Financial Officer	None

David R. Odenath	Executive Vice President	None

Stephen Pelletier	Executive Vice President	None

Kenneth J. Schindler	Senior Vice President and Chief Compliance Officer	None

Scott G. Sleyster, 71 Hanover Road, Florham Park, NJ 07932	Executive Vice President	None

John R. Strangfeld, Jr., One Seaport Plaza, New York, NY 10292	Executive Vice President	None

Bernard B. Winograd	Executive Vice President	None

(c)        Reference is made to the Sections entitled “Prudential” and “Contract Charges” the prospectus (Part A of this Registration Statement) and “Sale of Contracts” in the Statement of Additional Information (Part B of this Registration Statement).

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ITEM 36. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America

751 Broad Street

Newark, New Jersey 07102-3777

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

The Prudential Insurance Company of America

56 North Livingston Avenue

Roseland, New Jersey 07068

The Prudential Insurance Company of America

c/o Prudential Defined Contribution Services

30 Scranton Office Park

Scranton, Pennsylvania 18507-1789

State Street Bank and Trust Company

127 West 10th Street

Kansas City, Missouri 64105-1716

VCA 10 has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

VCA 11 has entered into a Subadvisory Agreement with Prudential Investment Management, Inc., Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

ITEM 37. MANAGEMENT SERVICES

Not Applicable

ITEM 38. UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6C-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) – (d) of the Rule.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf, in the City of Newark, and State of New Jersey on this 28th day of February, 2005.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10

By:	/s/ Judy A. Rice
Judy A. Rice
President of the VCA-10 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*/s/ Judy A. Rice	President and Member, The Prudential Variable Contract Account-10 Committee
Judy A. Rice

*/s/ Grace C. Torres	Treasurer and Principal Financial and Accounting Officer, The Prudential Variable Contract Account-10
Grace C. Torres

*/s/ David E. A. Carson	Member, The Prudential Variable Contract Account-10 Committee
David E. A. Carson

*/s/ Robert E. La Blanc	Member, The Prudential Variable Contract Account 10 Committee
Robert E. La Blanc

*/s/ Douglas H. McCorkindale	Member, The Prudential Variable Contract Account-10 Committee
Douglas H. McCorkindale

*/s/ Richard A. Redeker	Member, The Prudential Variable Contract Account-10 Committee
Richard A. Redeker

*/s/ Robin B. Smith	Chairman and Member, The Prudential Variable Contract Account-10 Committee
Robin B. Smith

*/s/ Stephen D. Stoneburn	Member, The Prudential Variable Contract Account-10 Committee
Stephen D. Stoneburn

*/s/ Clay T. Whitehead	Member, The Prudential Variable Contract Account-10 Committee
Clay T. Whitehead

*/s/ Robert F. Gunia	Member and Vice President, The Prudential Variable Contract Account-10 Committee
Robert F. Gunia

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 28th day of February, 2005.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ David R. Odenath, Jr.
David R. Odenath, Jr. Executive Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

*ARTHUR F. RYAN	Chairman of the Board, Chief Executive Officer and President
Arthur F. Ryan

*FRANKLIN E. AGNEW	Director
Franklin E. Agnew

*FREDERIC K. BECKER	Director
Frederic K. Becker

*RICHARD J. CARBONE	Senior Vice President and Chief Financial Officer
Richard J. Carbone

*JAMES G. CULLEN	Director
James G. Cullen

*GILBERT F. CASELLAS	Director
Gilbert F. Casellas

*ALLAN D. GILMOUR	Director
Allan D. Gilmour

*WILLIAM H. GRAY, III	Director
William H. Gray, III

*JON F. HANSON	Director
Jon F. Hanson

*GLEN H. HINER, JR.	Director
Glen H. Hiner, Jr.

*CONSTANCE J. HORNER	Director
Constance J. Horner

*BURTON G. MALKIEL	Director
Burton G. Malkiel

*IDA F.S. SCHMERTZ	Director
Ida F.S. Schmertz

*RICHARD M. THOMSON	Director
Richard M. Thomson

*JAMES A. UNRUH	Director
James A. Unruh

*STANLEY C. VAN NESS	Director
Stanley C. Van Ness

*ANTHONY S. PISZEL	Senior Vice President and Controller
Anthony S. Piszel

*By:	/s/ Jonathan D. Shain

Jonathan D. Shain (Attorney-in-Fact)

February 28, 2005